UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2013 - May 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
... YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	13

Fund Summary & Performance	14

Overview of Fund Expenses	28

Portfolio of Investments	30

Statement of Assets and Liabilities	46

Statement of Operations	48

Statements of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	69

Supplemental Information	70

Report of the Contracts Review Committee Regarding Claymore Exchange-Traded Fund Trust 2	73

Trust Information	79

About the Trust Adviser	Back Cover

May 31, 2014

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for seven of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance for the 12 months ended May 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 30, 2014

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ECONOMIC AND MARKET OVERVIEW	May 31, 2014

A year ago, speculation about when quantitative easing would end increased interest rate volatility and drove investors to shorter-duration assets, which moderated after the Fed refrained from easing in September 2013. That, along with resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into 2014. Tapering finally began in January 2014, continuing even after it became clear that the economy had slowed during the winter months. By May, the Fed was buying only $45 billion a month, down from $85 billion in December 2013.

Still, the world is afloat in a sea of liquidity, as every major central bank, with the exception of the European Central Bank, has been printing money. This has helped reduce the potential of a regional hotspot developing into a crisis, whether it’s deflation in Europe, failure of Japan’s Abenomics, overheated China real estate, or conflict between Russia and Ukraine. Even Europe was poised late in the period to initiate negative interest rates to combat low inflation and anemic credit growth, and did so after the period end.

With all the liquidity around the world, there is very little pressure on credit, as almost every major country is putting a ceiling on or depreciating its currency, while also increasing monetary accommodation, thereby driving demand for U.S. financial assets. This was a key reason why, at period-end, many U.S. equity indices were at all-time highs and U.S. Treasury yields approached the lows of 2013. The U.S. fixed-income market is also combating structural issues, as corporate debt issuance has been light, feeding a supply-demand imbalance which is pushing up prices of everything from investment grade corporate bonds to Treasuries.

In spite of this and poor first-quarter GDP, the U.S. economy continues to bode well and the investment environment remains positive for bonds, equities, and credit. The -2.9% GDP reading for the first quarter reflected the effect of the severe winter soft patch. Consumer spending, which accounts for 70% of U.S. economic activity, grew by 1% and may be a better indicator of the underlying strength of the American economy. Mortgage rates are heading lower, making housing more affordable, thereby boosting consumption, a harbinger for better growth in the quarters ahead. The level of growth should be strong enough to continue driving labor market and earnings growth, but not so strong that the Fed would consider prematurely hiking rates.

All this supports the view that the global economy is in the midst of a synchronous expansion. In addition to the better U.S. economic picture, the European economy is improving, and Japan is on the verge of making some radical changes to its pension laws, which should permit more foreign investment. This could cause the yen to depreciate, helping Japan’s economic situation, while also boosting demand for U.S. investments. China has also launched a mini stimulus to spur the economy and carefully manage its currency. All these factors are positive for the global economy.

For the 12-month period ended May 31, 2014, the Standard & Poor’s 500 Index (the “S&P 500”) returned 20.45% (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index returned 18.04% and the MSCI Emerging Market Index returned 4.27%.

In the bond market, the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) returned 2.71% for the period, while the Barclays U.S. Corporate High Yield Index returned 7.90%. The return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.03% for the same period.

The Bank of America Merrill Lynch ABS AA-BBB Securities Master Index returned 3.22% for the period, while the Credit Suisse Leveraged Loan Index returned 4.90%.

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May 31, 2014

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The BofA/ML ABS Master AA-BBB Index is a subset of The BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI World Index (Net) is calculated with net dividends reinvested. It is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2014

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the “Index”). The Index was changed effective August 1, 2013. The previous benchmark was the Sustainable Canadian Energy Income Index.

The Index includes the constituent stocks of the S&P/TSX Composite Index that are classified as energy companies, according to the Global Industry Classification Standard (GICS), and that also meet specific yield requirements.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 17.52%, which included an increase in market price over the period to $16.44 on May 31, 2014, from $14.43 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 16.30%, which included an increase in NAV over the period to $16.36 on May 31, 2014, from $14.51 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad Canadian equity market comparison purposes, the combined underlying index returned 14.48%, which includes both the returns of the Fund’s previous underlying index, Sustainable Canadian Energy Income Index (July 3, 2007 through July 31, 2013), and the current underlying index, S&P/TSX High Income Energy Index (August 1, 2013 through May 31, 2014). The S&P/TSX Composite Index (“S&P/TSX”) returned 13.56% for the 12-month period.

The Fund made quarterly distributions per share of $0.129 on June 28, 2013; $0.104 on September 30, 2013; $0.128 on December 31, 2013; and $0.087 on March 31, 2014, for a total distribution over the 12 months of $0.448.

Performance Attribution
Since more than 80% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s positive return for the 12-month period ended May 31, 2014. The Fund also has positions in the utilities sector, and it also contributed to the Fund’s return.

Positions that contributed the most to return included Canadian Natural Resources Ltd., which acquires, explores for, develops, and produces natural gas, crude oil, and related products; Suncor Energy, Inc., an integrated energy company; and Pembina Pipeline Corp., which transports, stores and markets petroleum products (5.1%, 5.3% and 5.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most included Southern Pacific Resource Corp., a producer of in-situ thermal heavy oil and bitumen (not held in the Fund’s portfolio at period end); BlackPearl Resources, Inc., an oil and gas exploration company (not held in the Fund’s portfolio at period end); and Talisman Energy, Inc., an independent oil and gas producer (4.7% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of -2.61%, which included a decrease in market price over the period to $20.43 on May 31, 2014, from $21.66 as of May 31, 2013. On an NAV basis, the Fund generated a total return of -3.82%, which included a decrease in NAV over the period to $20.52 on May 31, 2014, from $22.03 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and market comparison purposes, the Index returned -3.28% and the MSCI China Index, which measures performance of the Chinese equity market, returned 4.27% for the 12-month period ended May 31, 2014.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the 12-month period ended May 31, 2014, both sectors detracted from the Fund’s return.

Positions that contributed the most to the Fund’s return included Cheung Kong Holdings Ltd., an investment holding company based in Hong Kong; New World China Land Ltd., which, through its subsidiaries, develops and invests in properties in China; and Hongkong Land Holdings Ltd., which invests in and develops commercial properties (5.9%, 1.8% and 6.1%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included China Resources Land Ltd., which, through its subsidiaries, develops and invests in properties; Wharf Holdings Ltd., an investment holding company based in Hong Kong; and Wheelock & Co. Ltd., which, through its subsidiaries, develops and invests in properties (2.8%, 4.5% and 2.4%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 3.69%, which included an increase in market price over the period to $24.70 on May 31, 2014, from $24.31 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 2.24%, which included an increase in NAV over the period to $24.72 on May 31, 2014, from $24.68 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 2.72% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 4.27% for the 12-month period ended May 31, 2014.

Performance Attribution
For the 12-month period ended May 31, 2014, the communications sector contributed most to return, followed by the consumer, non-cyclical sector. The financial sector detracted most from return, followed by the basic materials sector.

Positions that contributed most to the Fund’s return included Sihuan Pharmaceutical Holdings Group Ltd., which researches and develops cardiocerebral vascular drugs in China (1.7% of the Fund’s long-term investments at period end); Vipshop Holdings Ltd., ADR, which retails branded products at a discount over the Internet (1.6% of the Fund’s long-term investments at period end); and Youku Tudou, Inc., ADR, an Internet television company in China (not held in the Fund’s portfolio at period end).

Positions that detracted the most from the Fund’s return included China Overseas Grand Oceans Group Ltd., a property development and sales company; Hopson Development Holdings Ltd., which, through its subsidiaries, develops, manages and invests in properties in China; and Wumart Stores, Inc., which operates supermarkets and convenience stores in China (0.3%, 0.5% and 0.3%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Index”).

The Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE MKT (formerly, NYSE AMEX) and Nasdaq Stock Market (“NASDAQ”) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama, and Trinidad & Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization. The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 2.11%, which included a decrease in market price over the period to $16.86 on May 31, 2014, from $17.17 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 0.24%, which included a decrease in NAV over the period to $16.79 on May 31, 2014, from $17.41 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad emerging market comparison purposes, the Index returned 0.70% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 4.27% for the 12-month period ended May 31, 2014.

Performance Attribution
For the 12-month period ended May 31, 2014, the financial sector contributed most to the Fund’s return, followed by the energy sector. The basic materials sector detracted most from the Fund’s return, followed by the consumer, non-cyclical sector.

Positions that contributed the most to the Fund’s return included YPF SA, ADR, an Argentine oil and gas exploration and production company; Commercial International Bank Egypt SAE, GDR, which offers financial services to institutions, households and high net worth individuals; and Grupo Financiero Galicia SA, ADR, a financial services holding company in Argentina (6.9%, 5.2% and 1.7%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Cencosud SA, ADR, a multi-brand retailer in South America; Cia de Minas Buenaventura SAA, ADR, which explores for, mines and processes gold, silver, zinc and other metals; and LATAM Airlines Group SA, ADR, an air carrier of passengers and cargo based in Chile (4.8%, 2.5% and 5.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 19.50%, which included an increase in market price over the period to $19.74 on May 31, 2014, from $17.19 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 18.23%, which included an increase in NAV over the period to $19.61 on May 31, 2014, from $17.26 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 18.62% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned 18.04% for the 12-month period ended May 31, 2014.

The Fund made quarterly distributions per share of $0.208 on June 28, 2013; $0.166 on September 30, 2013; $0.166 on December 31, 2013; and $0.168 on March 31, 2014, for a total distribution over the 12 months of $0.708.

Performance Attribution
For the 12-month period ended May 31, 2014, the communications sector contributed most to the Fund’s return, followed by the financial sector. The basic materials sector was the only detractor from the Fund’s return.

Positions that contributed the most to the Fund’s return included SouFun Holdings Ltd. Class A, ADR, which operates a real estate Internet portal in China (not held in the Fund’s portfolio at period end); Comstock Resources, Inc., an independent exploration and production company (1.5% of the Fund’s long-term investments at period end); and Royal KPN NV, a Dutch landline and mobile telecommunications company (not held in the Fund’s portfolio at period end).

Positions that detracted the most from the Fund’s return included IRSA Inversiones y Representaciones SA, ADR, a leading real estate development firm in Argentina; CPFL Energia SA, ADR, a Brazilian electric utility company; and preferred stock of Telefonica Brasil SA, ADR, a Brazilian telecommunications group subsidiary of Spanish Telefonica (none held at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 33.23%, which included an increase in market price over the period to $22.69 on May 31, 2014, from $17.43 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 32.57%, which included an increase in NAV over the period to $22.68 on May 31, 2014, from $17.51 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 32.62% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 18.87% for the 12-month period ended May 31, 2014.

The Fund made quarterly distributions per share of $0.186 on June 28, 2013; $0.105 on September 30, 2013; $0.104 on December 31, 2013; and $0.052 on March 31, 2014, for a total distribution over the 12 months of $0.447.

Performance Attribution
Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest contributor to return. The Financial sector was a detractor from return.

Positions that contributed most to the Fund’s return included AP Moller-Maersk A/S, a conglomerate with diversified holdings, including a shipping fleet, industrial and supermarket businesses, and oil and gas exploration and distribution businesses; Teekay Corp., which provides transportation services for oil and petroleum products to major oil companies and other clients; and GasLog Ltd., an owner and operator of liquefied natural gas carriers (20.9%, 4.2% and 2.8%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Orient Overseas International Ltd., a holding company involved in international transportation and logistics and property investment and property development; COSCO Pacific Ltd., which, through its subsidiaries, provides shipping container leasing services worldwide; and SembCorp Marine Ltd., which operates a concern for ship building, ship owning, ship repair and conversion (3.1%, 4.1% and 4.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2014

CUT Guggenheim Timber ETF

Fund Overview
The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes, LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2014.

On a market price basis, the Fund generated a total return of 16.21%, which included an increase in market price over the period to $25.33 on May 31, 2014, from $22.10 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 15.93%, which included an increase in NAV over the period to $25.37 on May 31, 2014, from $22.19 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad world market comparison purposes, the Index returned 16.94%; the S&P Global Timber and Forestry Index returned 13.49%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 18.87% for the 12-month period ended May 31, 2014. The STOXX® Europe TMI (Total Market Index) Forestry & Paper index returned 50.26%. It is a market-capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index.

Performance Attribution
Approximately 75% of the Fund’s portfolio is invested in the basic materials sector, and it was the major contributor to the Fund’s positive return for the 12-month period ended May 31, 2014. The Fund also has positions in the financial, energy and industrial sectors, but all of those sectors detracted from return for the period.

Positions that contributed the most to the Fund’s return included Smurfit Kappa Group PLC, an integrated manufacturer of paper-based packaging products; Portucel SA, a Portuguese operator of pulp and paper mills and forest manager; and UPM-Kymmene OYJ, a Finnish pulp, paper and timber manufacturer (8.4%, 6.0% and 4.5%, respectively, of the Fund’s long-term investments at period end).

Positions detracting the most from the Fund’s return included Duratex SA, a publicly listed private Brazilian company involved in manufacturing wood products (2.9% of the Fund’s long-term investments at period end); Morgan Stanley BV certificates linked to the performance of Duratex SA (not held at period end); and Fibria Celulose SA, ADR, which, through its subsidiaries, engages in the production, sale, and export of short fiber pulp (3.7% of the Fund’s long-term investments at period end).

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May 31, 2014

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk (excluding HAO and HGI): Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (excluding CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this report, a significant percentage of the BNY Mellon New Frontier DR Index is comprised of securities of companies from Chile, Columbia and Argentina. To the extent that the Index is focused on securities of any one country, including Chile, Columbia or Argentina, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

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FUND SUMMARY & PERFORMANCE (Unaudited)	May 31, 2014

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$16.44
Net Asset Value	$16.36
Premium/Discount to NAV	0.49%
Net Assets ($000)	$46,127

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
7/3/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	16.30%	-6.64%	6.34%	-2.36%
Market	17.52%	-6.52%	6.02%	-2.30%
Sustainable Canadian
Energy Income
Index/S&P/TSX
Canadian High
Income Energy
Index1	14.48%	-6.66%	6.95%	-1.55%
S&P/TSX Composite
Index	13.56%	1.09%	10.34%	3.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

1
Benchmark returns reflect the blended return of the Sustainable Canadian Energy Income Index from 7/3/07-7/31/13 and the return of the S&P/TSX Canadian High Income Energy Index, net of foreign withholding taxes, from 8/1/13-5/31/14.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.71% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	96.2%
Utilities	3.2%
Total Long-Term Investments	99.4%
Investments of Collateral for Securities Loaned	40.6%
Total Investments	140.0%
Liabilities in excess of Other Assets	-40.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Suncor Energy, Inc.	5.2%
Canadian Natural Resources Ltd.	5.1%
Cenovus Energy, Inc.	5.0%
Crescent Point Energy Corp.	5.0%
Pembina Pipeline Corp.	5.0%
Husky Energy, Inc.	4.9%
Canadian Oil Sands Ltd.	4.8%
Enbridge, Inc.	4.8%
TransCanada Corp.	4.7%
Talisman Energy, Inc.	4.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

ENY Guggenheim Canadian Energy Income ETF

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$20.43
Net Asset Value	$20.52
Premium/Discount to NAV	-0.44%
Net Assets ($000)	$22,778

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
12/18/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Real Estate ETF
NAV	-3.82%	2.73%	6.10%	0.01%
Market	-2.61%	2.69%	5.51%	-0.08%
AlphaShares China
Real Estate Index	-3.28%	3.31%	6.83%	0.82%
MSCI China Index	4.27%	-1.59%	5.15%	-1.91%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.93%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.71%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.95%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	86.9%
Diversified	11.4%
Total Common Stocks	98.3%
Investments of Collateral for Securities Loaned	4.0%
Total Investments	102.3%
Liabilities in excess of Other Assets	-2.3%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Hongkong Land Holdings Ltd.	6.1%
Cheung Kong Holdings Ltd.	5.8%
Henderson Land Development Co. Ltd.	5.5%
Swire Pacific Ltd., Class A	5.0%
Sun Hung Kai Properties Ltd.	5.0%
Link Real Estate Investment Trust, REIT	4.9%
Hang Lung Properties Ltd.	4.9%
Wharf Holdings Ltd.	4.5%
China Overseas Land & Investment Ltd.	4.4%
New World Development Co. Ltd.	4.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

TAO Guggenheim China Real Estate ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$24.70
Net Asset Value	$24.72
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$206,421

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
1/30/08)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Small Cap ETF
NAV	2.24%	-3.36%	5.30%	1.65%
Market	3.69%	-3.30%	4.76%	1.63%
AlphaShares China
Small Cap Index	2.72%	-2.65%	6.17%	2.65%
MSCI China Index	4.27%	-1.59%	5.15%	0.21%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as U.S. and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.76% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	18.0%
Consumer, Non-cyclical	15.8%
Consumer, Cyclical	15.6%
Financial	15.3%
Basic Materials	9.5%
Communications	9.1%
Technology	7.2%
Energy	4.9%
Utilities	3.5%
Diversified	0.5%
Total Common Stocks	99.4%
Right	0.0%*
Total Long-Term Investments	99.4%
Investments of Collateral for Securities Loaned	16.5%
Total Investments	115.9%
Liabilities in excess of Other Assets	-15.9%
Net Assets	100.0%
* Less than 0.1%

% of Long-Term
Top Ten Holdings	Investments
Sihuan Pharmaceutical Holdings Group Ltd.	1.7%
Vipshop Holdings Ltd., ADR	1.6%
China Taiping Insurance Holdings Co. Ltd.	1.3%
Kingsoft Corp. Ltd.	1.3%
Hanergy Solar Group Ltd.	1.2%
Semiconductor Manufacturing International Corp.	1.1%
GOME Electrical Appliances Holding Ltd.	1.0%
Shenzhou International Group Holdings Ltd.	0.9%
Jiangsu Expressway Co. Ltd.	0.9%
Zhuzhou CSR Times Electric Co. Ltd.	0.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

HAO Guggenheim China Small Cap ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$16.86
Net Asset Value	$16.79
Premium/Discount to NAV	0.42%
Net Assets ($000)	$87,970

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
6/12/08)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Frontier
Markets ETF
NAV	0.24%	-6.80%	5.90%	-3.69%
Market	2.11%	-6.28%	6.01%	-3.63%
BNY Mellon New
Frontier DR Index	0.70%	-5.98%	6.80%	-2.98%
MSCI Emerging
Markets Index	4.27%	-1.77%	8.36%	0.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.71% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	36.2%
Energy	21.5%
Utilities	11.9%
Consumer, Non-cyclical	10.4%
Consumer, Cyclical	6.0%
Basic Materials	5.9%
Communications	4.6%
Diversified	2.0%
Industrial	0.6%
Total Common Stocks and Preferred Stocks	99.1%
Investments of Collateral for Securities Loaned	22.3%
Total Investments	121.4%
Liabilities in excess of Other Assets	-21.4%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	9.3%
Bancolombia SA, ADR	7.6%
Enersis SA, ADR	7.5%
YPF SA, ADR	6.9%
Latam Airlines Group SA, ADR	5.7%
Commercial International Bank Egypt SAE, GDR	5.2%
Guaranty Trust Bank PLC, GDR	4.9%
Banco Santander Chile, ADR	4.8%
Cencosud SA, ADR	4.8%
Empresa Nacional de Electricidad SA, ADR	4.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$19.74
Net Asset Value	$19.61
Premium/Discount to NAV	0.66%
Net Assets ($000)	$33,344

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
7/11/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim International
Multi-Asset Income ETF
NAV	18.23%	3.94%	11.21%	0.98%
Market	19.50%	4.10%	11.16%	1.07%
Zacks International
Multi-Asset
Income Index	18.62%	4.46%	11.75%	1.47%
MSCI EAFE Index	18.04%	7.30%	11.41%	0.56%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.94%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	18.4%
Energy	15.6%
Communications	14.2%
Consumer, Non-cyclical	10.3%
Industrial	9.3%
Consumer, Cyclical	7.3%
Utilities	5.8%
Basic Materials	5.1%
Technology	3.0%
Diversified	0.8%
Total Common Stocks, Preferred Stocks and Royalty Trusts	89.8%
Closed End Funds	9.6%
Exchange-Traded Fund	0.2%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	10.8%
Total Investments	110.4%
Liabilities in excess of Other Assets	-10.4%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	1.8%
Grupo Aeroportuario del Sureste SAB de CV, ADR	1.6%
CNOOC Ltd.	1.5%
Comstock Resources, Inc.	1.5%
Mobile Telesystems OJSC, ADR	1.3%
Giant Interactive Group, Inc., ADR	1.3%
Hang Lung Properties Ltd.	1.3%
Baytex Energy Corp.	1.2%
Enerplus Corp.	1.2%
Cresud SACIF y A, ADR	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a capitalization weighted measure the stock markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$22.69
Net Asset Value	$22.68
Premium/Discount to NAV	0.04%
Net Assets ($000)	$117,953

Total Returns
		Three	Since
	One	Year	Inception
(Inception 6/11/10)	Year	(Annualized)	(Annualized)
Guggenheim Shipping ETF
NAV	32.57%	0.46%	-0.47%
Market	33.23%	0.50%	-0.47%
Dow Jones Global
Shipping IndexSM	32.62%	2.52%	4.01%
Delta Global Shipping
Index/Dow Jones
Global Shipping
IndexSM	32.62%	1.00%1	-0.01%2
MSCI World Index	18.87%	10.56%	14.91%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	95.4%
Financial	4.1%
Total Common Stock and Master Limited Partnerships	99.5%
Investments of Collateral for Securities Loaned	12.5%
Total Investments	112.0%
Liabilities in excess of Other Assets	-12.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
AP Moller - Maersk A/S, Class B	20.9%
Nippon Yusen KK	7.0%
SembCorp Marine Ltd.	4.7%
Teekay Offshore Partners, LP	4.2%
Teekay Corp.	4.2%
Teekay LNG Partners, LP	4.1%
COSCO Pacific Ltd.	4.1%
Kawasaki Kisen Kaisha Ltd.	3.8%
Navios Maritime Partners, LP	3.4%
Golar LNG Partners, LP	3.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1 The benchmark return reflects the blended return of the Delta Global Shipping Index from 5/31/11 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/14.

2 The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/14.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

SEA Guggenheim Shipping ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$25.33
Net Asset Value	$25.37
Premium/Discount to NAV	-0.16%
Net Assets ($000)	$253,668

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
11/9/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	15.93%	5.98%	13.61%	2.10%
Market	16.21%	5.94%	13.32%	2.06%
Beacon Global
Timber Index	16.94%	6.99%	14.82%	3.28%
MSCI World Index	18.87%	10.56%	14.46%	3.11%
S&P Global
Timber and
Forest Index	13.49%	5.16%	13.62%	-0.14%
STOXX Europe Total
Market Forestry
& Paper Index	50.26%	7.22%	21.39%	1.97%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.

The STOXX® Europe TMI Forestry & Paper is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.71% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	74.6%
Financial	14.9%
Industrial	6.6%
Energy	1.3%
Total Common Stocks	97.4%
Preferred Stock	2.3%
Investments of Collateral for Securities Loaned	11.7%
Total Investments	111.4%
Liabilities in excess of Other Assets	-11.4%
Net Assets	100.0%

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2014

CUT Guggenheim Timber ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
Smurfit Kappa Group PLC	8.4%
West Fraser Timber Co. Ltd.	6.2%
Portucel SA	6.0%
Svenska Cellulosa AB SCA, B Shares	5.4%
Weyerhaeuser Co., REIT	5.0%
Canfor Corp.	4.9%
Stora ENSO OYJ, R Shares	4.8%
International Paper Co.	4.6%
MeadWestvaco Corp.	4.5%
UPM-Kymmene OYJ	4.5%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

OVERVIEW OF FUND EXPENSES (Unaudited)	May 31, 2014

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; and Guggenheim Timber ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2014.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	12/1/13	05/31/14	5/31/14	12/1/13-5/31/14
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$1,139.02	0.73%	$3.89
Hypothetical	1,000.00	1,021.29	0.73%	3.68
(5% annual return before expenses)

Guggenheim China Real Estate ETF2
Actual	1,000.00	983.69	0.73%	3.61
Hypothetical	1,000.00	1,021.29	0.73%	3.68
(5% annual return before expenses)

Guggenheim China Small Cap ETF2
Actual	1,000.00	939.06	0.76%	3.67
Hypothetical	1,000.00	1,021.14	0.76%	3.83
(5% annual return before expenses)

Guggenheim Frontier Markets ETF2
Actual	1,000.00	1,023.62	0.73%	3.68
Hypothetical	1,000.00	1,021.29	0.73%	3.68
(5% annual return before expenses)

Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,086.65	0.72%	3.75
Hypothetical	1,000.00	1,021.34	0.72%	3.63
(5% annual return before expenses)

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited) continued	May 31, 2014

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	12/1/13	05/31/14	5/31/14	12/1/13-5/31/14
Guggenheim Shipping ETF
Actual	$1,000.00	$1,133.73	0.66%	$3.51
Hypothetical	1,000.00	1,021.64	0.66%	3.33
(5% annual return before expenses)

Guggenheim Timber ETF2
Actual	1,000.00	1,019.21	0.72%	3.62
Hypothetical	1,000.00	1,021.34	0.72%	3.63
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 182/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 29

PORTFOLIO OF INVESTMENTS	May 31, 2014

ENY Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.4%
	Common Stocks - 99.4%
	Canada - 99.4%
27,805	AltaGas Ltd.(a)	$1,233,985
71,365	ARC Resources Ltd.(a)	2,053,835
28,588	Baytex Energy Corp.(a)	1,192,384
39,184	Bonavista Energy Corp.(a)	583,872
6,144	Bonterra Energy Corp.(a)	326,198
7,960	Calfrac Well Services Ltd.	272,114
11,924	Canadian Energy Services & Technology Corp.(a)	342,835
57,552	Canadian Natural Resources Ltd.	2,338,969
105,736	Canadian Oil Sands Ltd.	2,221,152
77,732	Cenovus Energy, Inc.	2,310,090
56,345	Crescent Point Energy Corp.(a)	2,306,521
10,134	Enbridge Income Fund Holdings, Inc.	256,652
46,475	Enbridge, Inc.	2,205,513
17,765	Enerflex Ltd.	267,166
46,132	Enerplus Corp.(a)	1,048,522
29,617	Ensign Energy Services, Inc.	442,680
11,258	Freehold Royalties Ltd.(a)	271,017
27,844	Gibson Energy, Inc.	803,639
66,972	Husky Energy, Inc.	2,255,529
69,939	Inter Pipeline Ltd.(a)	2,046,288
18,015	Keyera Corp.	1,218,254
45,376	Lightstream Resources Ltd.(a)	320,935
20,563	Mullen Group Ltd.	551,074
72,962	Pacific Rubiales Energy Corp.	1,423,829
16,619	Parkland Fuel Corp.	327,528
14,886	Pason Systems, Inc.	405,103
57,805	Pembina Pipeline Corp.(a)	2,278,982
118,709	Pengrowth Energy Corp.(a)	748,866
111,375	Penn West Petroleum Ltd.(a)	1,032,874
33,131	Peyto Exploration & Development Corp.(a)	1,174,086
66,263	Precision Drilling Corp.	858,609
20,089	Savanna Energy Services Corp.	151,706
62,621	Suncor Energy, Inc.	2,406,570
40,733	Surge Energy, Inc.(a)	253,210
207,633	Talisman Energy, Inc.	2,141,631
46,149	TransCanada Corp.	2,145,417
33,808	Trican Well Service Ltd.	517,465
31,313	Trinidad Drilling Ltd.	331,629
45,751	Veresen, Inc.(a)	716,696
21,582	Vermilion Energy, Inc.(a)	1,455,297
45,386	Whitecap Resources, Inc.(a)	621,531
	(Cost $41,331,238)	45,860,253

	Investments of Collateral for
	Securities Loaned - 40.6%
18,725,793	BNY Mellon Securities Lending Overnight
	Fund, 0.1251%(b) (c)
	(Cost $18,725,793)	18,725,793

	Total Investments - 140.0%
	(Cost $60,057,031)	64,586,046
	Liabilities in excess of Other Assets - (40.0%)	(18,458,864)
	Net Assets - 100.0%	$46,127,182

(a)	Security, or portion thereof, was on loan at May 31, 2014.

(b)	At May 31, 2014, the total market value of the Fund’s securities on loan was $17,818,154 and the total market value of the collateral held by the Fund was $18,725,793.

(c)	Interest rate shown reflects yield as of May 31, 2014.

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

Subject to change daily.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

TAO Guggenheim China Real Estate ETF

Number
of Shares	Description	Value
	Common Stocks - 98.3%
	Diversified - 11.4%
208,000	Goldin Properties Holdings Ltd.(a)	$119,387
94,484	Swire Pacific Ltd., Class A	1,123,018
157,468	Swire Pacific Ltd., Class B	355,031
140,962	Wharf Holdings Ltd.	998,177
		2,595,613

	Financial - 86.9%
211,962	Agile Property Holdings Ltd.	164,037
433,898	Champion Real Estate Investment Trust, REIT	205,953
73,284	Cheung Kong Holdings Ltd.	1,309,158
130,974	China Overseas Grand Oceans Group Ltd.(b)	83,285
378,163	China Overseas Land & Investment Ltd.	985,289
308,188	China Resources Land Ltd.	624,092
426,000	China South City Holdings Ltd.(b)	207,699
78,484	Chinese Estates Holdings Ltd.(b)	201,855
1,124,302	Country Garden Holdings Co. Ltd.	472,752
10,884	E-House China Holdings Ltd., ADR	102,527
921,194	Evergrande Real Estate Group Ltd.(b)	407,548
211,958	Fortune Real Estate Investment Trust, REIT (Singapore)	186,725
433,888	Franshion Properties China Ltd.	129,837
410,900	Glorious Property Holdings Ltd.(a)	60,949
50,990	Great Eagle Holdings Ltd.	181,850
70,974	Greentown China Holdings Ltd.(b)	69,391
166,362	Guangzhou R&F Properties Co. Ltd.	228,741
139,972	Hang Lung Group Ltd.	788,058
342,942	Hang Lung Properties Ltd.	1,088,150
190,659	Henderson Land Development Co. Ltd.	1,241,886
194,000	Hongkong Land Holdings Ltd.	1,361,880
102,976	Hopewell Holdings Ltd.	357,954
135,984	Hopson Development Holdings Ltd.(a)	126,812
115,976	Hysan Development Co. Ltd.	567,692
183,958	K Wah International Holdings Ltd.	127,891
306,930	Kaisa Group Holdings Ltd.(b)	95,409
120,972	Kerry Properties Ltd.	397,885
208,456	KWG Property Holding Ltd.	131,748
207,956	Link Real Estate Investment Trust, REIT	1,107,783
195,956	Longfor Properties Co. Ltd.	247,948
483,514	New World China Land Ltd.	402,255
805,882	New World Development Co. Ltd.	925,112
322,932	Poly Property Group Co. Ltd.	147,034
1,759,620	Renhe Commercial Holdings Co. Ltd.(a) (b)	91,919
357,930	Shenzhen Investment Ltd.	117,264
204,958	Shimao Property Holdings Ltd.	412,932
608,172	Shui On Land Ltd.	158,457
559,304	Sino Land Co. Ltd.	867,132
648,374	Sino-Ocean Land Holdings Ltd.	341,208
277,936	SOHO China Ltd.	218,321
81,984	Sun Hung Kai Properties Ltd.	1,120,903
288,731	Sunac China Holdings Ltd.	148,966
173,419	Swire Properties Ltd.	541,309
115,968	Tian An China Investment Co. Ltd.	90,795
133,972	Wheelock & Co. Ltd.	541,732
94,000	Yanlord Land Group Ltd. (Singapore)	87,728
841,832	Yuexiu Property Co. Ltd.	167,217
297,942	Yuexiu Real Estate Investment Trust, REIT	142,189
		19,785,257

	Total Common Stocks - 98.3%
	(Cost $25,991,412)	22,380,870

	Investments of Collateral for
	Securities Loaned - 4.0%
921,690	BNY Mellon Securities Lending Overnight
	Fund, 0.1251%(c) (d)
	(Cost $921,690)	921,690

	Total Investments - 102.3%
	(Cost $26,913,102)	23,302,560
	Liabilities in excess of Other Assets - (2.3%)	(524,230)
	Net Assets - 100.0%	$22,778,330

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at May 31, 2014.

(c)	At May 31, 2014, the total market value of the Fund’s securities on loan was $830,116 and the total market value of the collateral held by the Fund was $921,690.

(d)	Interest rate shown reflects yield as of May 31, 2014.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

TAO Guggenheim China Real Estate ETF continued

% of Long-Term
Country Breakdown	Investments
China	98.8%
Singapore	1.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	93.1%
United States Dollar	6.5%
Singapore Dollar	0.4%

Subject to change daily.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HAO Guggenheim China Small Cap ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.4%
	Common Stocks - 99.4%
	Basic Materials - 9.5%
4,704,000	Aluminum Corp. of China Ltd.(a) (b)	$1,680,661
1,289,965	Angang Steel Co. Ltd.(a)	712,122
493,508	Billion Industrial Holdings Ltd.	204,330
2,121,965	China BlueChemical Ltd.	1,135,846
1,052,016	China Hongqiao Group Ltd.	742,237
4,811,917	China Lumena New Materials Corp.(a) (c) (d)	583,417
1,574,965	China Molybdenum Co. Ltd.	733,350
4,515,936	China Precious Metal Resources Holdings Co. Ltd.(b)	483,458
611,000	China Sanjiang Fine Chemicals Co. Ltd.	258,493
1,243,965	Dongyue Group Ltd.(a)	516,651
1,083,968	Fufeng Group Ltd.	404,061
2,368,962	Huabao International Holdings Ltd.	1,103,058
1,939,965	Hunan Nonferrous Metal Corp. Ltd.(a) (b)	575,512
2,579,965	Lee & Man Paper Manufacturing Ltd.	1,284,500
2,083,962	Maanshan Iron & Steel Co. Ltd.(b)	427,386
1,771,965	MMG Ltd. (Australia)(a)	447,965
1,991,965	Nine Dragons Paper Holdings Ltd.	1,294,927
10,199,586	North Mining Shares Co. Ltd.(a) (b)	473,607
5,109,905	Shougang Concord International Enterprises Co. Ltd.(b)	220,796
2,119,965	Sinofert Holdings Ltd.	257,033
4,177,914	Sinopec Shanghai Petrochemical Co. Ltd.	1,029,262
2,509,947	Sinopec Yizheng Chemical Fibre Co. Ltd.(a) (b) (c) (d)	573,021
1,454,000	Tiangong International Co. Ltd.(a)	262,558
1,084,895	Xingda International Holdings Ltd.	429,595
1,243,965	Yingde Gases Group Co. Ltd.	1,360,621
344,000	Yip’s Chemical Holdings Ltd.	244,480
1,045,468	Zhaojin Mining Industry Co. Ltd.(a)	566,361
7,104,000	Zijin Mining Group Co. Ltd.(a)	1,640,170
		19,645,478

	Communications - 9.1%
60,504	21Vianet Group, Inc., ADR(a) (b)	1,631,188
125,000	Asia Satellite Telecommunications Holdings Ltd.	504,647
21,733	Bitauto Holdings Ltd., ADR(b)	904,962
715,500	BYD Electronic International Co. Ltd.	468,820
892,000	China All Access Holdings Ltd.(a)	375,073
2,835,937	China Communications Services Corp. Ltd.	1,346,100
1,587,000	CITIC Telecom International Holdings Ltd.	552,680
970,868	Comba Telecom Systems Holdings Ltd.(a) (b)	270,487
3,063,930	Coolpad Group Ltd.	750,871
64,235	E-Commerce China Dangdang, Inc., ADR(a) (b)	643,635
128,348	Giant Interactive Group, Inc., ADR	1,509,372
40,255	Perfect World Co. Ltd., ADR	745,523
39,210	Phoenix New Media Ltd., ADR(a) (b)	387,787
145,239	Renren, Inc., ADR(a) (b)	490,908
98,885	SouFun Holdings Ltd., ADR	1,183,653
703,000	TCL Communication Technology Holdings Ltd.	790,687
20,380	Vipshop Holdings Ltd., ADR(a) (b)	3,315,011
3,499,336	VODone Ltd.(a) (b)	365,598
16,332	YY, Inc., ADR(a) (b)	1,063,377
751,702	ZTE Corp.	1,450,475
		18,750,854

	Consumer, Cyclical - 15.6%
724,005	361 Degrees International Ltd.(a)	161,555
2,457,940	Air China Ltd.	1,404,456
665,005	Ajisen China Holdings Ltd.	531,801
917,972	Anta Sports Products Ltd.	1,349,793
879,932	Baoxin Auto Group Ltd.	732,052
3,455,933	Bosideng International Holdings Ltd.	575,027
3,963,936	China Dongxiang Group Co.	700,455
2,235,965	China Eastern Airlines Corp. Ltd.(b)	677,744
645,000	China Lilang Ltd.	415,139
22,499	China Lodging Group Ltd., ADR(b)	564,725
2,073,965	China Southern Airlines Co. Ltd.	596,540
2,875,937	China Travel International Investment Hong Kong Ltd.	578,678
495,460	China Yongda Automobiles Services Holdings Ltd.	446,703
1,000,968	China ZhengTong Auto Services Holdings Ltd.	517,723
6,320,000	ChinaVision Media Group Ltd.(b)	1,491,768
955,968	Dah Chong Hong Holdings Ltd.	610,354
1,112,008	Digital China Holdings Ltd.(c) (d)	988,522
627,983	Golden Eagle Retail Group Ltd.	767,063
12,672,727	GOME Electrical Appliances Holding Ltd.	2,124,939
2,453,543	Hengdeli Holdings Ltd.(a)	455,711
518,000	Hisense Kelon Electrical Holdings Co. Ltd.(b)	587,957
26,213	Home Inns & Hotels Management, Inc., ADR(a) (b)	825,972
1,198,465	Intime Retail Group Co. Ltd.	1,164,001
1,094,968	LI Ning Co. Ltd.(a) (b)	771,129
1,189,965	Maoye International Holdings Ltd.	167,299
793,968	Minth Group Ltd.	1,378,418
1,163,895	Newocean Energy Holdings Ltd.(a)	776,135
1,613,965	Parkson Retail Group Ltd.	476,719
379,000	Ports Design Ltd.	170,607
1,493,965	Qingling Motors Co. Ltd.	462,471
8,649,845	REXLot Holdings Ltd.(a)	948,332
766,872	Shanghai Pharmaceuticals Holding Co. Ltd.	1,442,160
537,038	Shenzhou International Group Holdings Ltd.	1,873,723
792,476	Sinotruk Hong Kong Ltd.	408,864
2,289,945	Skyworth Digital Holdings Ltd.(a)	1,092,848
1,255,019	Springland International Holdings Ltd.	524,479
606,000	TCL Multimedia Technology Holdings Ltd.(b)	202,444
494,500	Weiqiao Textile Co.	278,728

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Cyclical continued
1,060,000	Welling Holding Ltd.	$354,110
947,000	Xinchen China Power Holdings Ltd.(b)	526,454
534,000	Xinhua Winshare Publishing and Media Co. Ltd.	343,696
781,500	XTEP International Holdings Ltd.	332,641
1,063,000	Ying LI International Real Estate Ltd. (Singapore)(b)	258,617
874,500	Zhongsheng Group Holdings Ltd.(a)	1,096,375
		32,154,927

	Consumer, Non-cyclical - 15.8%
11,456	51job, Inc., ADR(a) (b)	714,052
580,000	Anhui Expressway Co. Ltd.	332,906
2,891,938	Anxin-China Holdings Ltd.(a)	395,392
1,078,972	Asian Citrus Holdings Ltd.	246,329
183,551	Biostime International Holdings Ltd.	1,238,202
335,000	Changshouhua Food Co. Ltd.	349,564
2,633,938	China Agri-Industries Holdings Ltd.	1,087,148
852,000	China Foods Ltd.(b)	305,504
1,212,968	China Huiyuan Juice Group Ltd.(b)	674,310
1,260,003	China Medical System Holdings Ltd.(a)	1,482,175
430,000	China Minzhong Food Corp. Ltd.(a)	303,554
4,030,024	China Modern Dairy Holdings Ltd.(a) (b)	1,663,377
1,663,976	China Pharmaceutical Group Ltd.	1,311,358
368,000	China Shineway Pharmaceutical Group Ltd.	674,014
1,600,965	China Yurun Food Group Ltd.(a) (b)	726,871
8,875,856	CP Pokphand Co. Ltd.	950,214
1,153,968	Dalian Port PDA Co. Ltd.	258,986
2,697,953	Global Bio-Chem Technology Group Co. Ltd.(b)	97,437
882,899	Goodbaby International Holdings Ltd.	454,378
256,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	790,822
1,681,014	Hua Han Bio-Pharmaceutical Holdings Ltd.(a)	325,234
1,469,965	Jiangsu Expressway Co. Ltd.	1,765,183
528,000	Labixiaoxin Snacks Group Ltd.(b) (c) (d)	153,232
1,283,889	Lijun International Pharmaceutical Holding Co. Ltd.	518,328
429,029	Microport Scientific Corp.	293,842
624,000	Prince Frog International Holdings Ltd.	161,776
961,972	Real Nutriceutical Group Ltd.	207,211
392,000	Shanghai Fosun Pharmaceutical Group Co. Ltd.	1,456,168
1,397,965	Shenguan Holdings Group Ltd.(a)	604,052
875,976	Shenzhen Expressway Co. Ltd.	420,308
1,029,731	Shenzhen International Holdings Ltd.	1,224,582
1,069,968	Sichuan Expressway Co. Ltd.	332,599
2,909,988	Sihuan Pharmaceutical Holdings Group Ltd.	3,468,137
40,712	TAL Education Group, ADR(a) (b)	935,969
782,937	Tenfu Cayman Holdings Co. Ltd.	343,351
1,469,006	Tibet 5100 Water Resources Holdings Ltd.(a)	557,062
345,000	Tong Ren Tang Technologies Co. Ltd.	978,982
1,543,968	Uni-President China Holdings Ltd.	1,198,858
743,993	United Laboratories International Holdings Ltd.(a) (b)	460,620
318,000	Vinda International Holdings Ltd.(a)	492,200
637,483	Wumart Stores, Inc.(a)	569,816
844,000	Yuexiu Transport Infrastructure Ltd.	458,308
1,713,965	Zhejiang Expressway Co. Ltd.	1,697,838
		32,680,249

	Diversified - 0.5%
1,518,965	C C Land Holdings Ltd.	289,963
3,845,936	CITIC Resources Holdings Ltd.(b)	649,840
		939,803

	Energy - 4.9%
1,215,890	Anton Oilfield Services Group(a)	925,293
2,061,918	Beijing Jingneng Clean Energy Co. Ltd.	928,175
1,621,029	China Suntien Green Energy Corp. Ltd.	551,986
678,000	CIMC Enric Holdings Ltd.	967,203
1,133,965	Hidili Industry International Development Ltd.(b)	131,636
760,000	Hilong Holding Ltd.	450,925
156,558	Inner Mongolia Yitai Coal Co. Ltd.	210,011
36,414	JA Solar Holdings Co. Ltd., ADR(a) (b)	362,319
23,505	JinkoSolar Holding Co. Ltd., ADR(a) (b)	658,845
1,226,027	MIE Holdings Corp.	221,392
88,165	ReneSola Ltd., ADR(a) (b)	223,939
3,907,770	Shougang Fushan Resources Group Ltd.(a)	962,710
1,169,900	Sinopec Kantons Holdings Ltd.(a)	979,324
1,123,895	SPT Energy Group, Inc.(a)	684,228
88,472	Trina Solar Ltd., ADR(a) (b)	1,209,412
4,515,905	United Energy Group Ltd.(b)	675,672
		10,143,070

	Financial - 15.3%
1,521,965	Agile Property Holdings Ltd.	1,177,847
1,209,968	Beijing Capital Land Ltd.	401,088
1,858,000	China Aoyuan Property Group Ltd.	282,788
1,027,968	China Everbright Ltd.	1,455,844
424,500	China Galaxy Securities Co. Ltd.	273,219
946,968	China Overseas Grand Oceans Group Ltd.(a)	602,165
1,740,358	China SCE Property Holdings Ltd.	374,876
3,127,950	China South City Holdings Ltd.(a)	1,525,052
1,553,368	China Taiping Insurance Holdings Co. Ltd.(b)	2,708,844
2,995,023	Chongqing Rural Commercial Bank	1,382,981
2,464,000	CIFI Holdings Group Co. Ltd.	460,831
78,835	E-House China Holdings Ltd., ADR(a)	742,626
2,668,445	Fantasia Holdings Group Co. Ltd.	299,441
1,801,965	Far East Horizon Ltd.	1,224,870
3,179,916	Franshion Properties China Ltd.	951,561

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
2,971,933	Glorious Property Holdings Ltd.(b)	$440,829
517,483	Greentown China Holdings Ltd.(a)	505,939
1,212,365	Guangzhou R&F Properties Co. Ltd.	1,666,954
989,968	Hopson Development Holdings Ltd.(b)	923,193
2,244,965	Kaisa Group Holdings Ltd.(a)	697,846
1,531,465	KWG Property Holding Ltd.	967,913
1,896,968	Mingfa Group International Co. Ltd.(b)	526,055
20,941	Noah Holdings Ltd., ADR(a) (b)	286,054
2,327,948	Poly Property Group Co. Ltd.	1,059,939
1,210,965	Powerlong Real Estate Holdings Ltd.(b)	168,690
12,865,745	Renhe Commercial Holdings Co. Ltd.(a) (b)	672,083
560,998	Shanghai Industrial Holdings Ltd.	1,733,005
1,727,965	Shanghai Industrial Urban Development Group Ltd.(a) (b)	334,318
2,581,945	Shenzhen Investment Ltd.	845,890
4,413,412	Shui On Land Ltd.	1,149,897
2,014,965	SOHO China Ltd.	1,582,770
2,095,003	Sunac China Holdings Ltd.(a)	1,080,880
1,147,976	Wanda Commercial Properties Group Co. Ltd.(b)	392,384
68,377	Xinyuan Real Estate Co. Ltd., ADR(a)	264,619
675,000	Yanlord Land Group Ltd. (Singapore)	629,961
6,121,882	Yuexiu Property Co. Ltd.	1,216,014
2,564,000	Yuzhou Properties Co. Ltd.	621,740
		31,631,006

	Industrial - 18.0%
518,000	Asia Cement China Holdings Corp.	349,433
2,891,928	AviChina Industry & Technology Co. Ltd.	1,562,912
1,391,965	BBMG Corp.	938,994
1,763,965	Beijing Capital International Airport Co. Ltd.	1,210,416
715,000	Chaowei Power Holdings Ltd.	419,614
2,253,951	China Aerospace International Holdings Ltd.(a)	209,320
3,074,937	China COSCO Holdings Co. Ltd.(a) (b)	1,197,778
821,000	China High Precision Automation Group Ltd.(b) (c) (d)	54,430
1,478,965	China High Speed Transmission Equipment Group Co. Ltd.(b)	1,003,406
716,500	China International Marine Containers Group Co. Ltd.	1,273,498
1,134,968	China Lesso Group Holdings Ltd.	626,557
890,000	China Machinery Engineering Corp.	572,827
1,403,965	China National Materials Co. Ltd.	271,632
2,083,965	China Resources Cement Holdings Ltd.	1,314,414
4,172,919	China Rongsheng Heavy Industries Group Holdings Ltd.(a) (b)	877,325
2,056,948	China Shanshui Cement Group Ltd.	748,179
4,466,912	China Shipping Container Lines Co. Ltd.(a) (b)	1,077,412
1,531,965	China Shipping Development Co. Ltd.(b)	845,718
513,946	China Singyes Solar Technologies Holdings Ltd.	710,633
950,000	China Water Affairs Group Ltd.	310,011
1,675,165	China Zhongwang Holdings Ltd.	507,760
687,988	Cosco International Holdings Ltd.	283,077
469,940	CPMC Holdings Ltd.	378,840
2,197,962	CSR Corp. Ltd.	1,627,290
406,200	Dongfang Electric Corp. Ltd.	635,003
494,000	First Tractor Co. Ltd.	298,199
673,042	Greatview Aseptic Packaging Co. Ltd.	533,020
1,713,965	Guangshen Railway Co. Ltd.	647,743
510,200	Guangzhou Shipyard International Co. Ltd.(c) (d)	813,377
753,988	Haitian International Holdings Ltd.	1,653,280
819,972	Harbin Electric Co. Ltd.	488,623
2,166,000	Hi Sun Technology China Ltd.(b)	676,094
1,238,968	Honghua Group Ltd.(a)	292,445
1,292,968	Kingboard Laminates Holdings Ltd.	476,965
2,253,923	Lonking Holdings Ltd.	398,284
3,259,933	Metallurgical Corp. of China Ltd.(b)	613,896
2,267,945	NVC Lighting Holdings Ltd.	532,399
935,968	Sany Heavy Equipment International Holdings Co. Ltd.	211,267
3,369,933	Shanghai Electric Group Co. Ltd.	1,217,061
1,726,965	Sinotrans Ltd.	971,187
1,524,465	Sinotrans Shipping Ltd.(b)	420,789
1,396,882	SITC International Holdings Co. Ltd.	610,791
313,960	SOCAM Development Ltd.	361,625
752,946	Sunny Optical Technology Group Co. Ltd.	903,191
1,120,000	Tech Pro Technology Development Ltd.(b)	557,620
1,843,965	Tianjin Port Development Holdings Ltd.	287,787
830,005	Tianneng Power International Ltd.	292,265
519,978	Wasion Group Holdings Ltd.	368,206
2,978,010	West China Cement Ltd.	295,767
507,229	Xinjiang Goldwind Science & Technology Co. Ltd.	571,806
148,223	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	500,994
2,585,996	Yuanda China Holdings Ltd.	230,149
590,024	Zhuzhou CSR Times Electric Co. Ltd.	1,735,152
1,704,800	Zoomlion Heavy Industry Science and Technology Co. Ltd.	1,134,635
		37,101,096

	Technology - 7.2%
31,325	AutoNavi Holdings Ltd., ADR(b)	652,500
12,805	Changyou.com Ltd., ADR(a) (b)	345,735
445	Cheetah Mobile, Inc., ADR(b)	7,907
1,250,000	China ITS Holdings Co. Ltd.	233,782
1,346,021	Chinasoft International Ltd.(b)	420,146
17,395,726	Hanergy Solar Group Ltd.(a)	2,535,444
1,047,968	Ju Teng International Holdings Ltd.	798,856
1,733,965	Kingdee International Software Group Co. Ltd.(a) (b)	568,077
893,972	Kingsoft Corp. Ltd.(a)	2,703,957
306,460	NetDragon Websoft, Inc.(a)	551,813
37,061	NQ Mobile, Inc., ADR(a) (b)	281,293
29,892	RDA Microelectronics, Inc., ADR(a)	506,072

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Technology continued
26,848,455	Semiconductor Manufacturing International Corp.(a) (b)	$2,285,579
78,599	Shanda Games Ltd., ADR(b)	524,255
962,000	Shunfeng Photovoltaic International Ltd.(b)	1,312,785
1,079,968	TPV Technology Ltd.	197,803
1,106,468	Travelsky Technology Ltd.	941,924
		14,867,928

	Utilities - 3.5%
2,976,027	China Datang Corp. Renewable Power Co. Ltd.	418,404
4,799,877	China Oil & Gas Group Ltd.	804,834
2,923,945	China Power International Development Ltd.(a)	1,033,363
5,039,640	China Power New Energy Development Co. Ltd.(b)	312,014
7,520,000	China WindPower Group Ltd.(b)	562,573
3,945,919	Datang International Power Generation Co. Ltd.	1,531,961
1,709,965	Huadian Power International Corp. Ltd.	961,627
3,706,023	Huaneng Renewables Corp. Ltd.	1,218,937
500,000	Tianjin Development Holdings Ltd.	406,297
		7,250,010

	Total Common Stocks - 99.4%
	(Cost $241,437,367)	205,164,421

	Right - 0.0%*
	Consumer, Non-cyclical - 0.0%*
256,393	Uni-President China Holdings Ltd. (b) (c) (d)
	(Cost $0)	48,283

	Total Long-Term Investments - 99.4%
	(Cost $241,437,367)	205,212,704

	Investments of Collateral for
	Securities Loaned - 16.5%
34,081,191	BNY Mellon Securities Lending Overnight
	Fund, 0.1251%(e) (f)
	(Cost $34,081,191)	34,081,191

	Total Investments - 115.9%
	(Cost $275,518,558)	239,293,895
	Liabilities in excess of Other Assets - (15.9%)	(32,872,476)
	Net Assets - 100.0%	$ 206,421,419

ADR - American Depositary Receipt

*	Less than 0.1%

(a)	Security, or portion thereof, was on loan at May 31, 2014.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $3,214,282 which represents 1.6% of net assets.

(d)	Illiquid security.

(e)	At May 31, 2014, the total market value of the Fund’s securities on loan was $30,709,904 and the total market value of the collateral held by the Fund was $34,081,191.

(f)	Interest rate shown reflects yield as of May 31, 2014.

% of Long-Term
Country Breakdown	Investments
China	99.4%
Singapore	0.4%
Australia	0.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	94.9%
United States Dollar	4.5%
Singapore Dollar	0.6%

Subject to change daily.

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.1%
	Common Stocks - 86.6%
	Argentina - 13.6%
41,241	Banco Macro SA, ADR(a)	$1,304,453
61,996	BBVA Banco Frances SA, ADR(a)	595,162
43,531	Cresud SACIF y A, ADR	546,749
110,706	Grupo Financiero Galicia SA, ADR	1,503,387
30,231	IRSA Inversiones y Representaciones SA, ADR	473,115
91,591	Petrobras Argentina SA, ADR(a)	517,489
46,643	Telecom Argentina SA, ADR	1,008,888
201,903	YPF SA, ADR	6,032,862
		11,982,105

	Chile - 36.6%
42,223	Banco de Chile, ADR(b)	3,391,351
167,024	Banco Santander Chile, ADR	4,192,302
395,836	Cencosud SA, ADR(b)	4,183,986
70,569	Cia Cervecerias Unidas SA, ADR	1,662,606
127,006	Corpbanca SA, ADR(b)	2,288,648
90,321	Empresa Nacional de Electricidad SA, ADR(b)	3,982,253
401,203	Enersis SA, ADR	6,499,489
344,233	Latam Airlines Group SA, ADR(a) (b)	4,970,725
24,731	Vina Concha y Toro SA, ADR(b)	1,005,562
		32,176,922

	Colombia - 9.2%
221,976	Ecopetrol SA, ADR(b)	8,104,344

	Egypt - 7.5%
939,377	Commercial International Bank Egypt SAE, GDR	4,509,009
559,916	Global Telecom Holding, GDR(a)	2,054,892
		6,563,901

	Kazakhstan - 5.2%
105,588	Halyk Savings Bank of Kazakhstan JSC, GDR	1,125,568
179,637	KazMunaiGas Exploration Production JSC, GDR	2,527,493
60,031	KCell JSC, GDR	935,883
		4,588,944

	Lebanon - 1.8%
118,470	Solidere, GDR(a)	1,599,345

	Netherlands - 1.1%
72,443	Nostrum Oil & Gas, LP, GDR(b)	933,790

	Nigeria - 4.8%
469,942	Guaranty Trust Bank PLC, GDR	4,271,773

	Peru - 5.1%
60,194	Cementos Pacasmayo SAA, ADR(b)	546,562
200,958	Cia de Minas Buenaventura SAA, ADR	2,148,241
106,043	Grana y Montero SA, ADR(b)	1,770,918
		4,465,721

	Romania - 0.9%
70,743	Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR(b)	760,487

	Ukraine - 0.8%
27,320	Avangardco Investments Public Ltd., GDR(a)	245,880
32,449	MHP SA, GDR	478,623
		724,503

	Total Common Stocks - 86.6%
	(Cost $88,302,092)	76,171,835

	Preferred Stocks - 12.5%
	Chile - 4.6%
38,924	Embotelladora Andina SA, Class B, ADR(b)	982,053
101,456	Sociedad Quimica y Minera de Chile SA, ADR	3,068,029
		4,050,082

	Colombia - 7.5%
118,572	Bancolombia SA, ADR(b)	6,608,018

	Panama - 0.4%
19,708	Avianca Holdings SA, ADR	313,357

	Total Preferred Stocks - 12.5%
	(Cost $13,460,710)	10,971,457

	Total Long-Term Investments - 99.1%
	(Cost $101,762,802)	87,143,292

	Investments of Collateral for
	Securities Loaned - 22.3%
19,668,349	BNY Mellon Securities Lending Overnight Fund,
	0.1251%(c) (d)
	(Cost $19,668,349)	19,668,349

	Total Investments - 121.4%
	(Cost $121,431,151)	106,811,641
	Liabilities in excess of Other Assets - (21.4%)	(18,841,517)
	Net Assets - 100.0%	$87,970,124

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint Stock Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SAA - Open Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at May 31, 2014.

(c)	At May 31, 2014, the total market value of the Fund’s securities on loan was $19,161,008 and the total market value of the collateral held by the Fund was $19,668,349.

(d)	Interest rate shown reflects yield as of May 31, 2014.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF continued

% of Long-Term
Country Breakdown	Investments
Chile	41.6%
Colombia	16.9%
Argentina	13.7%
Egypt	7.5%
Kazakhstan	5.3%
Peru	5.1%
Nigeria	4.9%
Lebanon	1.8%
Netherlands	1.1%
Romania	0.9%
Ukraine	0.8%
Panama	0.4%

% of Long-Term
Currency Denomination	Investments
United States Dollar	100.0%

Subject to change daily.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.6%
	Common Stocks - 84.7%
	Argentina - 1.2%
31,864	Cresud SACIF y A, ADR	$400,212

	Australia - 4.4%
9,630	Australia & New Zealand Banking Group Ltd.	300,159
17,993	Coca-Cola Amatil Ltd.	158,418
2,717	CSL Ltd.	178,502
6,160	National Australia Bank Ltd.	192,002
44,500	Telstra Corp. Ltd.	221,162
6,500	Westpac Banking Corp.	208,225
13,581	WorleyParsons Ltd.	202,996
		1,461,464

	Austria - 0.8%
8,127	Raiffeisen Bank International AG(a)	272,474

	Belgium - 0.6%
4,449	Ageas	187,226

	Bermuda - 2.7%
15,433	Cosan Ltd., Class A Shares	192,912
333,000	K Wah International Holdings Ltd.	231,508
31,000	Orient Overseas International Ltd.	158,740
567	Signet Jewelers Ltd.	60,153
221,000	SmarTone Telecommunications Holdings Ltd.	253,412
		896,725

	Brazil - 0.7%
9,412	Ultrapar Participacoes SA, ADR	227,206

	Canada - 3.5%
9,756	Baytex Energy Corp.(a)	407,605
17,874	Enerplus Corp.	405,561
34,362	Talisman Energy, Inc.	354,616
		1,167,782

	Cayman Islands - 5.0%
208,000	Agile Property Holdings Ltd.	160,971
80,000	China State Construction International Holdings Ltd.	138,476
12,000	Enn Energy Holdings Ltd.	84,897
345,000	Geely Automobile Holdings Ltd.	129,048
37,075	Giant Interactive Group, Inc., ADR	436,002
9,246	Himax Technologies, Inc., ADR	61,301
676,500	Hopewell Highway Infrastructure Ltd.	335,067
598,000	Hutchison Telecommunications Hong Kong Holdings Ltd.(a)	222,140
2,832	Mindray Medical International Ltd., ADR(a)	87,877
		1,655,779

	Chile - 2.2%
4,192	Banco de Chile, ADR	336,701
6,818	Cia Cervecerias Unidas SA, ADR	160,632
15,420	Enersis SA, ADR	249,804
		747,137

	China - 2.9%
3,496	China Petroleum & Chemical Corp., ADR(a)	315,689
3,616	China Telecom Corp. Ltd., ADR	183,331
6,811	Huaneng Power International, Inc., ADR(a)	288,855
191,000	Travelsky Technology Ltd.	162,596
		950,471

	Colombia - 1.8%
16,512	Ecopetrol SA, ADR(a)	602,853

	Denmark - 0.3%
2,476	NOVO Nordisk A/S	104,937

	Finland - 0.8%
7,157	Metso OYJ(a)	278,529

	France - 6.1%
1,575	Air Liquide SA	229,638
1,899	Arkema SA	194,372
2,370	BNP Paribas SA	166,130
1,871	CIE Generale des Etablissements Michelin	230,798
637	Dassault Systemes SA	80,872
7,679	GDF Suez	214,650
1,654	Lafarge SA	143,024
941	L’Oreal SA	164,357
2,283	Publicis Groupe SA(b)	197,134
2,536	Safran SA(a)	172,281
9,225	Vivendi SA(b)	242,193
		2,035,449

	Germany - 5.4%
1,040	Adidas AG	111,743
1,055	Bayer AG	152,742
432	Continental AG	102,246
11,277	Deutsche Telekom AG	189,658
10,200	E.ON AG	198,825
4,006	Hannover Rueckversicherung AG	356,627
946	Henkel AG & Co. KGaA	96,027
1,895	MTU Aero Engines AG	176,819
4,221	RWE AG	169,625
1,422	SAP AG	108,972
561	Volkswagen AG(a)	147,935
		1,811,219

	Hong Kong - 8.3%
128,000	China Resources Power Holdings Co. Ltd.	335,975
110,000	China Unicom Hong Kong Ltd.	164,582
285,000	CNOOC Ltd.	488,911
131,000	Hang Lung Properties Ltd.	415,661
41,000	Henderson Land Development Co. Ltd.	267,060
20,000	Hutchison Whampoa Ltd.	268,285
230,000	Lenovo Group Ltd.	284,795
360,000	PCCW Ltd.	196,880

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Hong Kong continued
320,000	Shun Tak Holdings Ltd.	$152,716
28,900	Television Broadcasts Ltd.	182,094
		2,756,959

	India - 1.0%
1,704	HDFC Bank Ltd., ADR	76,731
4,115	ICICI Bank Ltd., ADR	204,392
5,320	Wipro Ltd., ADR(a)	59,265
		340,388

	Indonesia - 0.8%
6,075	Telekomunikasi Indonesia Persero TBK PT, ADR	265,356

	Israel - 1.3%
4,947	Delta-Galil Industries Ltd.	150,134
5,905	Teva Pharmaceutical Industries Ltd.	296,015
		446,149

	Italy - 0.6%
7,139	ENI SpA(a)	182,069

	Japan - 6.5%
2,100	Bridgestone Corp.	75,872
25,100	Casio Computer Co. Ltd.	334,272
2,900	Denso Corp.	132,908
6,300	Honda Motor Co. Ltd.	220,619
31,000	Isuzu Motors Ltd.	189,208
5,800	Kyocera Corp.	258,063
31,600	Nomura Holdings, Inc.	207,778
11,700	Sekisui House Ltd.	153,976
9,300	Sumitomo Mitsui Financial Group, Inc.	375,218
4,100	Toyota Motor Corp.	232,150
		2,180,064

	Jersey - 1.0%
80,459	Polyus Gold International Ltd.(a) (b)	250,685
565	Randgold Resources Ltd., ADR	41,770
687	Shire PLC	39,341
		331,796

	Mexico - 3.9%
6,097	America Movil SAB de CV, Series L, ADR	117,855
1,646	Coca-Cola Femsa SAB de CV, ADR	189,833
2,971	Fomento Economico Mexicano SAB de CV, ADR	282,275
4,025	Grupo Aeroportuario del Sureste SAB de CV, ADR	517,695
2,170	Grupo Televisa SA, ADR	73,346
2,206	Industrias Bachoco SAB de CV, ADR	113,808
		1,294,812

	Netherlands - 0.6%
2,608	AKZO Nobel NV	195,660

	Russia - 1.3%
23,940	Mobile Telesystems OJSC, ADR	442,651

	Singapore - 1.4%
110,000	CapitaLand Ltd.	279,903
23,000	City Developments Ltd.	190,069
		469,972

	South Africa - 0.8%
4,794	Sasol Ltd., ADR	269,854

	Spain - 1.3%
27,928	Banco Santander SA	286,733
16,134	Bankinter SA	127,999
		414,732

	Sweden - 2.4%
2,630	ASSA Abloy AB	133,042
8,706	Atlas Copco AB, Class A	255,718
5,873	Swedbank AB, Class A	156,503
21,510	Telefonaktiebolaget LM Ericsson	257,455
		802,718

	Switzerland - 1.7%
753	Syngenta AG	290,182
4,171	UBS AG(b)	83,891
675	Zurich Insurance Group AG(b)	202,889
		576,962

	Taiwan - 0.6%
9,185	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	188,844

	United Kingdom - 9.3%
3,016	ARM Holdings PLC	46,542
2,160	Associated British Foods PLC	109,344
23,307	British Sky Broadcasting Group PLC	345,005
38,433	BT Group PLC	255,929
31,645	Centrica PLC	178,136
45,627	Home Retail Group PLC	144,187
4,064	Imperial Tobacco Group PLC	183,507
59,344	Ladbrokes PLC	151,899
207,561	Man Group PLC	349,197
10,782	Prudential PLC	250,570
4,255	Royal Dutch Shell PLC	173,789
11,810	Smith & Nephew PLC	207,208
8,520	SSE PLC	222,368
66,185	TalkTalk Telecom Group PLC	356,138
11,553	Telecity Group PLC	137,781
		3,111,600

	United States - 3.5%
17,929	Comstock Resources, Inc.	487,489
11,619	LinnCo, LLC	323,241
23,509	W&T Offshore, Inc.	344,877
		1,155,607

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Total Common Stocks - 84.7%
	(Cost $26,220,956)	$28,225,656

	Preferred Stocks - 1.8%
	Chile - 1.0%
12,855	Embotelladora Andina SA, Class B, ADR(a)	324,332

	Colombia - 0.8%
4,911	BanColombia SA, ADR(a)	273,690

	Total Preferred Stocks - 1.8%
	(Cost $621,697)	598,022

	Royalty Trusts - 3.3%
	United States - 3.3%
4,400	BP Prudhoe Bay Royalty Trust(a)	399,300
14,882	Enduro Royalty Trust(a)	188,109
18,788	Pacific Coast Oil Trust(a)	250,068
22,897	SandRidge Permian Trust(a)	278,885
	(Cost $1,135,217)	1,116,362

	Exchange Traded Fund - 0.2%
800	iShares MSCI EAFE Index Fund
	(Cost $55,188)	55,528

	Closed End Funds - 9.6%
15,391	AllianceBernstein Global High Income Fund, Inc.	223,323
17,497	BlackRock Corporate High Yield Fund, Inc.	215,038
10,997	BlackRock Limited Duration Income Trust(a)	191,128
7,800	Cohen & Steers Select Preferred and Income Fund, Inc. (a)	200,850
11,827	Eaton Vance Senior Floating-Rate Trust	174,448
36,435	Invesco Senior Income Trust(a)	181,811
16,710	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	225,251
14,622	Nuveen Floating Rate Income Fund	172,247
15,232	Nuveen Floating Rate Income Opportunity Fund	187,810
14,509	Pioneer Floating Rate Trust(a)	179,186
16,877	Templeton Emerging Markets Income Fund	237,797
27,638	Templeton Global Income Fund	221,380
33,740	Wells Fargo Advantage Global Dividend Opportunity Fund	286,453
18,993	Western Asset Global High Income Fund, Inc.	245,200
27,912	Western Asset High Income Fund II, Inc.	262,094
	(Cost $3,193,070)	3,204,016

	Total Long-Term Investments - 99.6%
	(Cost $31,226,128)	33,199,584

	Investments of Collateral for
	Securities Loaned - 10.8%
3,613,765	BNY Mellon Securities Lending Overnight Fund,
	0.1251%(c) (d)
	(Cost $3,613,765)	3,613,765

Total Investments - 110.4%
(Cost $34,839,893)	36,813,349
Liabilities in excess of Other Assets - (10.4%)	(3,469,625)
Net Assets - 100.0%	$33,343,724

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

A/S - Limited Liability Stock Company or Stock Company

KGaA - Limited Partnership

LLC - Limited Liability Company

NV - Publicly Traded Company

OJSC - Open Joint Stock Company

OYJ - Public Traded Company

PLC - Public Limited Company

PT - Limited Liability Company

SA - Corporation

SpA - Limited Share Company

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at May 31, 2014.

(b)	Non-income producing security.

(c)
At May 31, 2014, the total market value of the Fund’s securities on loan was $3,486,643 and the total market value of the collateral held by the Fund was $3,615,418, consisting of cash collateral of $3,613,765 and U.S. Government and Agency securities valued at $1,653.

(d)	Interest rate shown reflects yield as of May 31, 2014.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF continued

% of Long-Term
Country Breakdown	Investments
United States	16.7%
United Kingdom	9.4%
Hong Kong	8.3%
Japan	6.6%
France	6.1%
Germany	5.5%
Cayman Islands	5.0%
Australia	4.4%
Mexico	3.9%
Canada	3.5%
Chile	3.2%
China	2.9%
Bermuda	2.7%
Colombia	2.6%
Sweden	2.4%
Switzerland	1.7%
Singapore	1.4%
Israel	1.3%
Russia	1.3%
Spain	1.3%
Argentina	1.2%
India	1.0%
Jersey	1.0%
Finland	0.8%
Austria	0.8%
South Africa	0.8%
Indonesia	0.8%
Brazil	0.7%
Netherlands	0.6%
Taiwan	0.6%
Belgium	0.6%
Italy	0.6%
Denmark	0.3%

% of Long-Term
Currency Denomination	Investments
United States Dollar	41.4%
Euro	16.2%
Hong Kong Dollar	14.0%
Pound Sterling	10.3%
Japanese Yen	6.6%
Australian Dollar	4.4%
Swedish Krona	2.4%
All Other Currencies	4.7%

Subject to change daily.

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

SEA Guggenheim Shipping ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.5%
	Common Stocks - 81.8%
	Bermuda - 25.9%
3,676,410	COSCO Pacific Ltd.	$4,855,757
138,371	GasLog Ltd.	3,230,963
205,953	Knightsbridge Tankers Ltd.	2,726,818
350,044	Nordic American Tankers Ltd.(a)	2,863,360
703,060	Orient Overseas International Ltd.	3,600,111
5,598,541	Pacific Basin Shipping Ltd.	3,487,828
193,837	Ship Finance International Ltd.	3,589,861
108,805	Stolt-Nielsen Ltd.	2,996,304
454,336	Tsakos Energy Navigation Ltd.	3,262,132
		30,613,134

	Denmark - 23.6%
9,428	AP Moller - Maersk A/S, Class B	24,581,217
80,605	D/S Norden A/S	3,220,162
		27,801,379

	Japan - 10.8%
2,157,000	Kawasaki Kisen Kaisha Ltd.	4,515,613
2,806,000	Nippon Yusen KK	8,273,625
		12,789,238

	Marshall Islands - 13.9%
150,074	Costamare, Inc.(a)	3,267,111
303,291	Navios Maritime Holdings, Inc.(a)	2,744,783
142,222	Seaspan Corp.(a)	3,242,661
85,748	Teekay Corp.	4,960,522
597,064	Teekay Tankers Ltd., Class A(a)	2,161,372
		16,376,449

	Singapore - 4.7%
1,694,000	SembCorp Marine Ltd.	5,567,168

	United States - 2.9%
139,361	Matson, Inc.	3,424,100

	Total Common Stocks - 81.8%
	(Cost $88,915,086)	96,571,468

	Master Limited Partnerships - 17.7%
	Marshall Islands - 17.7%
286,600	Capital Product Partners, LP(a)	3,072,352
120,051	Golar LNG Partners, LP	3,955,680
216,357	Navios Maritime Partners, LP	3,991,787
109,802	Teekay LNG Partners, LP	4,864,229
139,851	Teekay Offshore Partners, LP(a)	4,988,485
	(Cost $18,301,193)	20,872,533

	Total Long-Term Investments - 99.5%
	(Cost $107,216,279)	117,444,001

	Investments of Collateral for
	Securities Loaned - 12.5%
14,721,456	BNY Mellon Securities Lending Overnight Fund,
	0.1251%(b) (c)
	(Cost $14,721,456)	14,721,456

	Total Investments - 112.0%
	(Cost $121,937,735)	132,165,457
	Liabilities in excess of Other Assets - (12.0%)	(14,212,399)
	Net Assets - 100.0%	$117,953,058

A/S - Limited Liability Stock Company or Stock Company

KK - Joint Stock Company

LP - Limited Partnership

(a)	Security, or portion thereof, was on loan at May 31, 2014.

(b)	At May 31, 2014, the total market value of the Fund’s securities on loan was $14,195,388 and the total market value of the collateral held by the Fund was $14,721,456.

(c)	Interest rate shown reflects yield as of May 31, 2014.

% of Long-Term
Country Breakdown	Investments
Marshall Islands	31.7%
Bermuda	26.1%
Denmark	23.7%
Japan	10.9%
Singapore	4.7%
United States	2.9%

% of Long-Term
Currency Denomination	Investments
United States Dollar	48.0%
Danish Krone	23.7%
Japanese Yen	10.9%
Hong Kong Dollar	10.2%
Singapore Dollar	4.7%
Norwegian Krone	2.5%

Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

CUT Guggenheim Timber ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 97.4%
	Brazil - 6.6%
1,784,970	Duratex SA	$7,337,074
1,001,864	Fibria Celulose SA, ADR(a) (b)	9,447,577
		16,784,651

	Canada - 11.1%
567,047	Canfor Corp.(a)	12,496,601
340,612	West Fraser Timber Co. Ltd.	15,621,382
		28,117,983

	Finland - 9.2%
1,186,609	Stora ENSO OYJ, R Shares(b)	12,168,198
639,288	UPM-Kymmene OYJ	11,261,920
		23,430,118

	Ireland - 8.4%
881,315	Smurfit Kappa Group PLC	21,286,001

	Japan - 10.8%
831,200	Hokuetsu Kishu Paper Co. Ltd.(b)	4,052,044
406,000	Nippon Paper Industries Co. Ltd.(b)	8,315,927
1,771,000	OJI Holdings Corp.	7,467,286
704,700	Sumitomo Forestry Co. Ltd.(b)	7,591,048
		27,426,305

	Portugal - 6.0%
3,048,768	Portucel SA	15,080,719

	South Africa - 3.3%
472,652	Mondi Ltd.	8,411,386

	Spain - 1.3%
1,136,824	Ence Energia y Celulosa SA	3,280,902

	Sweden - 9.0%
246,814	Holmen AB, B Shares	9,000,987
491,586	Svenska Cellulosa AB SCA, B Shares	13,703,207
		22,704,194

	United States - 31.7%
89,004	Domtar Corp.	8,088,684
171,036	Greif, Inc., Class A	9,341,986
244,324	International Paper Co.	11,637,152
281,119	MeadWestvaco Corp.	11,407,809
214,685	Plum Creek Timber Co., Inc., REIT	9,682,294
159,696	Potlatch Corp., REIT	6,413,391
192,750	Rayonier, Inc., REIT	9,174,900
195,821	Wausau Paper Corp.	2,083,535
401,744	Weyerhaeuser Co., REIT	12,622,797
		80,452,548

	Total Common Stocks - 97.4%
	(Cost $202,669,010)	246,974,807

	Preferred Stock - 2.3%
	Brazil - 2.3%
1,624,300	Suzano Papel E Celulose SA
	(Cost $5,714,245)	5,843,874

	Total Long-Term Investments - 99.7%
	(Cost $208,383,255)	252,818,681

	Investments of Collateral for
	Securities Loaned - 11.7%
29,610,480	BNY Mellon Securities Lending Overnight
	Fund, 0.1251%(c) (d)
	(Cost $29,610,480)	29,610,480

	Total Investments - 111.4%
	(Cost $237,993,735)	282,429,161
	Liabilities in excess of Other Assets - (11.4%)	(28,760,885)
	Net Assets - 100.0%	$253,668,276

AB - Stock Company

ADR - American Depositary Receipt

OYJ - Public Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SCA - Limited Partnership

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at May 31, 2014.

(c)	At May 31, 2014, the total market value of the Fund’s securities on loan was $28,302,452 and the total market value of the collateral held by the Fund was $29,610,480.

(d)	Interest rate shown reflects yield as of May 31, 2014.

% of Long-Term
Country Breakdown	Investments
United States	31.8%
Canada	11.1%
Japan	10.8%
Finland	9.3%
Sweden	9.0%
Brazil	9.0%
Ireland	8.4%
Portugal	6.0%
South Africa	3.3%
Spain	1.3%

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

CUT Guggenheim Timber ETF continued

% of Long-Term
Currency Denomination	Investments
United States Dollar	35.6%
Euro	24.9%
Canadian Dollar	11.1%
Japanese Yen	10.8%
Swedish Krona	9.0%
All other currencies	8.6%

Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2014

	Guggenheim Canadian Energy Income ETF	Guggenheim China Real Estate ETF	Guggenheim China Small Cap ETF	Guggenheim Frontier Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Assets
Investments in securities, at value (including securities on loan)	$64,586,046	$23,302,560	$239,293,895	$106,811,641
Foreign currency, at value	30,859	13,618	163,612	—
Cash	208,188	37,411	—	221,002
Receivables:
Fund shares sold	—	—	—	—
Investments sold	—	216,388	—	—
Dividends	79,561	135,075	1,232,118	682,565
Securities lending income	14,026	1,954	100,381	12,651
Tax reclaims	—	—	—	—
Due from Adviser	—	74,535	—	—
Other assets	114	4	227	167
Total assets	64,918,794	23,781,545	240,790,233	107,728,026
Liabilities
Custodian bank	—	—	30,725	—
Payables:
Investments purchased	—	—	—	—
Administration fee payable	1,077	—	4,866	2,019
Collateral for securities on loan	18,725,793	921,690	34,081,191	19,668,349
Accrued advisory fees	25,424	—	107,691	27,977
Accrued expenses	39,318	81,525	144,341	59,557
Total liabilities	18,791,612	1,003,215	34,368,814	19,757,902
Net Assets	$46,127,182	$22,778,330	$206,421,419	$87,970,124
Composition of Net Assets
Paid-in capital	$125,610,899	$39,955,996	$286,306,963	$139,768,900
Accumulated undistributed net investment income (loss)	(12,566)	170,059	1,663,923	1,808,749
Accumulated net realized gain (loss) on investments and currency transactions	(84,000,371)	(13,737,194)	(45,324,637)	(38,988,015)
Net unrealized appreciation (depreciation) on investments and currency translation	4,529,220	(3,610,531)	(36,224,830)	(14,619,510)
Net Assets	$46,127,182	$22,778,330	$206,421,419	$87,970,124
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,820,000	1,110,000	8,350,000	5,240,000
Net Asset Value Per Share	$16.36	$20.52	$24.72	$16.79
Investments in securities, at cost	$60,057,031	$26,913,102	$275,518,558	$121,431,151
Foreign currency, at cost	$30,881	$13,616	$163,618	$—
Securities on loan, at value	$17,818,154	$830,116	$30,709,904	$19,161,008

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2014

Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA	)	Guggenheim Timber ETF (CUT	)

$36,813,349	$132,165,457		$282,429,161
7,016	—		—
92,621	110,606		487,658

25,841	—		—
—	—		—
95,718	335,854		445,777
8,384	44,402		44,569
49,541	83,291		116,204
—	—		—
107	—		245
37,092,577	132,739,610		283,523,614

—	—		—
55,188	—		—
721	—		5,548
3,613,765	14,721,456		29,610,480
13,117	65,096		106,845
66,062	—		132,465
3,748,853	14,786,552		29,855,338
$33,343,724	$117,953,058		$253,668,276

$66,763,786	$114,445,645		$252,362,786
(74,797)	1,199,418		2,761,706

(35,320,553)	(7,920,158)		(45,894,018)

1,975,288	10,228,153		44,437,802
$33,343,724	$117,953,058		$253,668,276

1,700,000	5,200,000		10,000,000
$19.61	$22.68		$25.37
$34,839,893	$121,937,735		$237,993,735
$7,016	$—		$—
$3,486,643	$14,195,388		$28,302,452

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

STATEMENT OF OPERATIONS For the year ended May 31, 2014	May 31, 2014

	Guggenheim Canadian Energy Income ETF (ENY )	Guggenheim China Real Estate ETF (TAO )	Guggenheim China Small Cap ETF (HAO )	Guggenheim Frontier Markets ETF (FRN )
Investment Income
Dividend income	$1,978,919	$1,303,309	$5,761,584	$2,788,274
Less return of capital distributions received	—	—	—	—
Foreign taxes withheld	(297,680)	(3,096)	(154,347)	(400,278)
Net dividend income	1,681,239	1,300,213	5,607,237	2,387,996
Net securities lending income	111,164	16,338	1,109,738	267,868
Total income	1,792,403	1,316,551	6,716,975	2,655,864
Expenses
Advisory fee <Note 3>	250,167	163,233	1,235,846	443,331
Administration fee	13,759	8,978	59,675	24,383
Custodian fee	22,002	25,996	156,408	76,020
Licensing	29,790	32,651	312,690	88,666
Listing fee and expenses	5,000	5,000	5,000	5,000
Printing expenses	18,712	16,466	30,949	12,225
Professional fees	33,732	28,849	34,906	32,183
Registration & filings	—	720	1,424	—
Trustees’ fees and expenses	4,570	4,281	7,562	5,424
Miscellaneous	25,009	24,135	39,824	30,162
Total expenses	402,741	310,309	1,884,284	717,394
Advisory fees waived	(46,496)	(77,861)	(182,054)	(85,915)
Net expenses	356,245	232,448	1,702,230	631,479
Net Investment Income	1,436,158	1,084,103	5,014,745	2,024,385
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(7,646,045)	(643,015)	3,273,645	(9,940,988)
In-kind transactions	876,892	(1,572,440)	4,607,592	(1,375,887)
Foreign currency transactions	(43,158)	(401)	(3,265)	—
Net realized gain (loss)	(6,812,311)	(2,215,856)	7,877,972	(11,316,875)
Net change in unrealized appreciation (depreciation) on
Investments	12,264,533	(1,753,046)	(15,622,207)	8,306,991
Foreign currency translation	817	16	(41)	—
Net unrealized appreciation (depreciation)	12,265,350	(1,753,030)	(15,622,248)	8,306,991
Net realized and unrealized gain (loss)	5,453,039	(3,968,886)	(7,744,276)	(3,009,884)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,889,197	$(2,884,783)	$(2,729,531)	$(985,499)

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2014

Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA )	Guggenheim Timber ETF (CUT )

$3,028,898	$3,596,184	$7,535,954
(76,898)	(1,041,511)	—
(135,488)	(113,706)	(578,692)
2,816,512	2,440,967	6,957,262
92,776	327,188	428,103
2,909,288	2,768,155	7,385,365

330,287	532,267	1,277,795
18,166	—	66,112
45,346	—	86,075
79,639	—	358,339
5,000	—	5,000
8,585	—	36,158
33,340	—	33,728
—	—	—
4,928	—	7,984
30,405	7,491	45,624
555,696	539,758	1,916,815
(90,781)	—	(106,372)
464,915	539,758	1,810,443
2,444,373	2,228,397	5,574,922

(5,481,280)	(2,218,522)	(4,058,694)
14,183,344	11,115,985	12,341,841
(48,177)	(7,301)	(170,030)
8,653,887	8,890,162	8,113,117

1,114,128	9,215,404	21,926,263
11,599	891	25,892
1,125,727	9,216,295	21,952,155
9,779,614	18,106,457	30,065,272
$12,223,987	$20,334,854	$35,640,194

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2014

	Guggenheim Canadian Energy Income ETF (ENY)
	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$1,436,158	$2,329,537
Net realized gain (loss)	(6,812,311)	(16,193,281)
Net unrealized appreciation (depreciation)	12,265,350	16,106,222
Net increase (decrease) in net assets resulting from operations	6,889,197	2,242,478
Distribution to Shareholders
From and in excess of net investment income	(1,376,379)	(2,182,941)
Return of capital	(189,681)	(125,469)
Total distributions	(1,566,060)	(2,308,410)
Capital Share Transactions
Proceeds from sale of shares	3,711,805	26,490,915
Cost of shares redeemed	(23,425,500)	(55,922,241)
Net increase (decrease) from capital share transactions	(19,713,695)	(29,431,326)
Total increase (decrease) in net assets	(14,390,558)	(29,497,258)
Net Assets
Beginning of period	60,517,740	90,014,998
End of period	$46,127,182	$60,517,740
Accumulated undistributed net investment income (loss) at end of period	$(12,566)	$20,178
Changes in Shares Outstanding
Shares sold	250,000	1,650,000
Shares redeemed	(1,600,000)	(3,550,000)
Shares outstanding, beginning of period	4,170,000	6,070,000
Shares outstanding, end of period	2,820,000	4,170,000

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2014

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)		Guggenheim International Multi-Asset Income ETF (HGI)
For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013

$1,084,103	$931,974	$5,014,745	$4,328,590	$2,024,385	$5,511,917	$2,444,373	$5,166,076
(2,215,856)	3,634,068	7,877,972	12,240,747	(11,316,875)	(19,768,603)	8,653,887	(1,472,131)
(1,753,030)	3,566,003	(15,622,248)	30,267,843	8,306,991	4,913,185	1,125,727	16,975,910
(2,884,783)	8,132,045	(2,729,531)	46,837,180	(985,499)	(9,343,501)	12,223,987	20,669,855

(1,049,720)	(1,381,280)	(5,497,350)	(4,003,500)	(3,454,980)	(4,819,580)	(2,871,907)	(5,238,200)
—	—	—	—	—	—	(135,093)	—
(1,049,720)	(1,381,280)	(5,497,350)	(4,003,500)	(3,454,980)	(4,819,580)	(3,007,000)	(5,238,200)

—	68,500,827	69,252,097	205,297,879	3,213,471	27,827,850	31,098,394	57,379,737
(24,168,495)	(42,928,680)	(91,526,540)	(175,981,373)	(22,901,072)	(34,963,094)	(126,087,518)	(56,001,977)
(24,168,495)	25,572,147	(22,274,443)	29,316,506	(19,687,601)	(7,135,244)	(94,989,124)	1,377,760
(28,102,998)	32,322,912	(30,501,324)	72,150,186	(24,128,080)	(21,298,325)	(85,772,137)	16,809,415

50,881,328	18,558,416	236,922,743	164,772,557	112,098,204	133,396,529	119,115,861	102,306,446
$22,778,330	$50,881,328	$206,421,419	$236,922,743	$87,970,124	$112,098,204	$33,343,724	$119,115,861
$170,059	$130,072	$1,663,923	$1,644,566	$1,808,749	$3,239,344	$(74,797)	$(49,013)

—	3,150,000	2,650,000	8,850,000	200,000	1,400,000	1,800,000	3,400,000
(1,200,000)	(1,950,000)	(3,900,000)	(7,500,000)	(1,400,000)	(1,950,000)	(7,000,000)	(3,300,000)
2,310,000	1,110,000	9,600,000	8,250,000	6,440,000	6,990,000	6,900,000	6,800,000
1,110,000	2,310,000	8,350,000	9,600,000	5,240,000	6,440,000	1,700,000	6,900,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2014

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income
Net realized gain (loss)
Net unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
Distribution to Shareholders
From and in excess of net investment income
Return of capital
Total distributions
Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets
Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period
Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2014

Guggenheim Shipping ETF (SEA)		Guggenheim Timber ETF (CUT)
For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013

$2,228,397	$825,544	$5,574,922	$4,058,530
8,890,162	(3,294,236)	8,113,117	5,194,337
9,216,295	5,706,782	21,952,155	48,363,714
20,334,854	3,238,090	35,640,194	57,616,581

(1,425,100)	(852,200)	(3,906,000)	(2,441,450)
—	—	—	—
(1,425,100)	(852,200)	(3,906,000)	(2,441,450)

100,561,516	5,261,486	35,610,397	85,141,458
(36,528,978)	(3,089,060)	(36,710,831)	(23,336,000)
64,032,538	2,172,426	(1,100,434)	61,805,458
82,942,292	4,558,316	30,633,760	116,980,589

35,010,766	30,452,450	223,034,516	106,053,927
$117,953,058	$35,010,766	$253,668,276	$223,034,516
$1,199,418	$176,536	$2,761,706	$2,333,866

4,900,000	300,000	1,450,000	4,350,000
(1,700,000)	(200,000)	(1,500,000)	(1,050,000)
2,000,000	1,900,000	10,050,000	6,750,000
5,200,000	2,000,000	10,000,000	10,050,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS	May 31, 2014

ENY Guggenheim Canadian Energy Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$14.51	$14.83	$22.03	$16.52	$14.10
Income from investment operations
Net investment income (a)	0.42	0.45	0.46	0.52	0.47
Net realized and unrealized gain (loss)	1.88	(0.33)	(7.10)	5.51	2.55
Total from investment operations	2.30	0.12	(6.64)	6.03	3.02
Distributions to shareholders
From and in excess of net investment income	(0.39)	(0.42)	(0.54)	(0.52)	(0.60)
Return of capital	(0.06)	(0.02)	(0.02)	—	—
Total distributions to shareholders	(0.45)	(0.44)	(0.56)	(0.52)	(0.60)
Net asset value, end of period	$16.36	$14.51	$14.83	$22.03	$16.52
Market value, end of period	$16.44	$14.43	$14.73	$22.06	$16.50
Total return*(b)
Net asset value	16.30%	0.61%	-30.45%	37.22%	21.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$46,127	$60,518	$90,015	$229,570	$74,649
Ratio of net expenses to average net assets*	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	2.87%	2.89%	2.62%	2.59%	2.89%
Portfolio turnover rate (c)	80%	130%	81%	34%	58%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.80%	0.83%	0.79%	0.84%	0.89%
Ratio of net investment income to average net assets	2.78%	2.76%	2.53%	2.45%	2.70%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2014

TAO Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$22.03	$16.72	$20.14	$16.02	$16.87
Income from investment operations
Net investment income (a)	0.68	0.41	0.47	0.35	0.29
Net realized and unrealized gain (loss)	(1.54)	5.29	(3.70)	3.92	(0.57)
Total from investment operations	(0.86)	5.70	(3.23)	4.27	(0.28)
Distributions to shareholders
From and in excess of net investment income	(0.65)	(0.39)	(0.19)	(0.15)	(0.57)
Net asset value, end of period	$20.52	$22.03	$16.72	$20.14	$16.02
Market value, end of period	$20.43	$21.66	$16.74	$20.07	$15.89
Total return*(b)
Net asset value	-3.82%	34.05%	-15.90%	26.68%	-2.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,778	$50,881	$18,558	$27,397	$45,484
Ratio of net expenses to average net assets*	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	3.32%	1.88%	2.76%	1.83%	1.64%
Portfolio turnover rate (c)	9%	20%	14%	17%	15%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.95%	0.93%	1.35%	1.02%	0.92%
Ratio of net investment income to average net assets	3.08%	1.65%	2.11%	1.51%	1.42%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS continued	May 31, 2014

HAO Guggenheim China Small Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$24.68	$19.97	$29.23	$24.44	$20.70
Income from investment operations
Net investment income (a)	0.56	0.41	0.50	0.39	0.25
Net realized and unrealized gain (loss)	0.03	4.61	(9.14)	4.84	3.52
Total from investment operations	0.59	5.02	(8.64)	5.23	3.77
Distributions to shareholders
From and in excess of net investment income	(0.55)	(0.31)	(0.62)	(0.44)	(0.03)
Net asset value, end of period	$24.72	$24.68	$19.97	$29.23	$24.44
Market value, end of period	$24.70	$24.31	$20.01	$29.15	$24.30
Total return *(b)
Net asset value	2.24%	25.24%	-29.50%	21.36%	18.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$206,421	$236,923	$164,773	$327,373	$291,284
Ratio of net expenses to average net assets*	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets*	2.23%	1.81%	2.17%	1.33%	1.00%
Portfolio turnover rate (c)	29%	31%	35%	11%	46%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.84%	0.84%	0.92%	0.89%	0.91%
Ratio of net investment income to average net assets	2.15%	1.72%	2.00%	1.19%	0.84%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2014

FRN Guggenheim Frontier Markets ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$17.41	$19.08	$23.23	$18.12	$14.49
Income from investment operations
Net investment income (a)	0.38	0.71	0.59	0.64	0.55
Net realized and unrealized gain (loss)	(0.35)	(1.77)	(3.92)	4.60	3.46
Total from investment operations	0.03	(1.06)	(3.33)	5.24	4.01
Distributions to Shareholders
From and in excess of net investment income	(0.65)	(0.61)	(0.82)	(0.13)	(0.38)
Net asset value, end of period	$16.79	$17.41	$19.08	$23.23	$18.12
Market value, end of period	$16.86	$17.17	$19.26	$22.95	$18.67
Total return*(b)
Net asset value	0.24%	-5.94%	-14.16%	28.87%	27.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$87,970	$112,098	$133,397	$183,324	$31,888
Ratio of net expenses to average net assets*	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	2.28%	3.66%	2.91%	2.84%	3.09%
Portfolio turnover rate (c)	24%	46%	30%	9%	25%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.81%	0.75%	0.81%	0.80%	1.11%
Ratio of net investment income to average net assets	2.18%	3.61%	2.80%	2.74%	2.68%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
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FINANCIAL HIGHLIGHTS continued	May 31, 2014

HGI Guggenheim International Multi-Asset Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012		For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$17.26	$15.05	$19.98		$16.10	$14.31
Income from investment operations
Net investment income (a)	0.65	0.74	0.86		0.88	0.68
Net realized and unrealized gain (loss)	2.41	2.22	(4.94)		3.80	1.74
Total from investment operations	3.06	2.96	(4.08)		4.68	2.42
Distributions to shareholders
From and in excess of net investment income	(0.68)	(0.75)	(0.84	)(e)	(0.80)	(0.63)
Return of capital	(0.03)	—	(0.01	)(e)	—	—
Total distribution to shareholders	(0.71)	(0.75)	(0.85)		(0.80)	(0.63)
Net asset value, end of period	$19.61	$17.26	$15.05		$19.98	$16.10
Market value, end of period	$19.74	$17.19	$15.09		$20.02	$16.09
Total return*(b)
Net asset value	18.23%	20.03%	-20.86%		29.68%	16.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$33,344	$119,116	$102,306		$101,895	$54,736
Ratio of net expenses to average net assets*(c)	0.70%	0.70%	0.70%		0.70%	0.70%
Ratio of net investment income to average net assets*	3.70%	4.45%	5.04%		4.71%	4.01%
Portfolio turnover rate (d)	85%	60%	73%		44%	42%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (c)	0.84%	0.81%	0.92%		0.94%	1.04%
Ratio of net investment income to average net assets	3.56%	4.34%	4.82%		4.47%	3.67%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.11%, 0.13%, 0.14%, 0.15% and 0.19% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2014

SEA Guggenheim Shipping ETF

				For the Period
	For the	For the	For the	June 11, 2010*
Per share operating performance	Year Ended	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$17.51	$16.03	$24.69	$25.96
Income from investment operations
Net investment income (a)	0.56	0.45	0.56	1.10
Net realized and unrealized gain (loss)	5.06	1.49	(8.26)	(1.89)
Total from investment operations	5.62	1.94	(7.70)	(0.79)
Distributions to shareholders
From and in excess of net investment income	(0.45)	(0.46)	(0.96)	(0.48)
Net asset value, end of period	$22.68	$17.51	$16.03	$24.69
Market value, end of period	$22.69	$17.43	$15.99	$24.67
Total return (b)
Net asset value	32.57%	12.44%	-31.98%	-3.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$117,953	$35,011	$30,452	$12,343
Ratio of net expenses to average net assets	0.66%	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	2.72%	2.76%	3.35%	4.14	%(c)
Portfolio turnover rate (d)	18%	42%	43%	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
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FINANCIAL HIGHLIGHTS continued	May 31, 2014

CUT Guggenheim Timber Index ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010
Net asset value, beginning of period	$22.19	$15.71	$22.39	$17.70	$14.53
Income from investment operations
Net investment income (a)	0.53	0.46	0.42	0.94	0.25
Net realized and unrealized gain (loss)	3.01	6.27	(6.71)	4.34	2.97
Total from investment operations	3.54	6.73	(6.29)	5.28	3.22
Distributions to shareholders
From net investment income	(0.36)	(0.25)	(0.39)	(0.59)	(0.05)
Net asset value, end of period	$25.37	$22.19	$15.71	$22.39	$17.70
Market value, end of period	$25.33	$22.10	$15.75	$22.38	$17.65
Total return* (b)
Net asset value	15.93%	43.01%	-28.20%	30.15%	22.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$253,668	$223,035	$106,054	$228,386	$112,541
Ratio of net expenses to average net assets*	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	2.18%	2.28%	2.29%	4.52%	1.46%
Portfolio turnover rate (c)	5%	2%	56%	29%	39%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.75%	0.76%	0.82%	0.82%	0.86%
Ratio of net investment income to average net assets	2.14%	2.22%	2.17%	4.40%	1.30%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2014

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have an annual reporting period ended on May 31, 2014:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	S&P/TSX Canadian High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds’ Statement of Operations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, which clarified which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of May 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table. Collateral is disclosed up to 100% of the market value of the respective instrument. In general, collateral received exceeds the market value of the financial instrument. Refer to the Schedule of Investments for collateral received as of May 31, 2014.

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Guggenheim Canadian Energy Income ETF	Securities Lending	$17,818,154	$—	$17,818,154	$(17,818,154)	$—
Guggenheim China Real Estate ETF	Securities Lending	830,116	—	830,116	(830,116)	—
Guggenheim China Small Cap ETF	Securities Lending	30,709,904	—	30,709,904	(30,709,904)	—
Guggenheim Frontier Markets ETF	Securities Lending	19,161,008	—	19,161,008	(19,161,008)	—
Guggenheim International Multi-Asset Income ETF	Securities Lending	3,486,643	—	3,486,643	(3,486,643)	—
Guggenheim Shipping ETF	Securities Lending	14,195,388	—	14,195,388	(14,195,388)	—
Guggenheim Timber ETF	Securities Lending	28,302,452	—	28,302,452	(28,302,452)	—

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Funds. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2014, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim Canadian Energy Income ETF	$13,759
Guggenheim China Real Estate ETF	8,978
Guggenheim China Small Cap ETF	59,675
Guggenheim Frontier Markets ETF	24,383
Guggenheim International Multi-Asset Income ETF	18,166
Guggenheim Timber ETF	66,112

Due to its unitary management fee structure, the Guggenheim Shipping ETF does not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding the following percentages of average net assets per year, at least until December 31, 2016.

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

For the year ended May 31, 2014, the Investment Adviser waived Advisory Fees as follows:

Advisory
Fees
Waived
Guggenheim Canadian Energy Income ETF	$46,496
Guggenheim China Real Estate ETF	77,861
Guggenheim China Small Cap ETF	182,054
Guggenheim Frontier Markets ETF	85,915
Guggenheim International Multi-Asset Income ETF	90,781
Guggenheim Timber ETF	106,372

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Standard & Poor’s
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

in the absence of a principal market, the most advantageous market for the investment or liability. U.S GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following tables summarize the inputs used to value the Funds’ investments at May 31, 2014:

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$201,999	$1,562	$1,604	$205,165
Right	—	48	—	48
Investments of Collateral for Securities Loaned	34,081	—	—	34,081
Total	$236,080	$1,610	$1,604	$239,294

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim Timber ETF were valued using quoted prices in active markets (Level 1).

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Guggenheim China Small Cap ETF

Ending Balance
Category	at 5/31/14	Valuation Technique	Unobservable Inputs
Common Stocks	$1,604,456	Last Trade with Adjustment	10%-58% Discount

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, Guggenheim Frontier Markets ETF and Guggenheim Timber ETF for the year ended May 31, 2014.

The transfers in and out of the valuation levels as of May 31, 2014 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Guggenheim China Small Cap ETF
Transfer from Level 1 to Level 2 (in $000s)	$1,562
Transfer from Level 1 to Level 3 (in $000s)	$584
Transfer from Level 2 to Level 3 (in $000s)	$813

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2014:

LEVEL 3- Fair Value measurement
using significant unobservable inputs (in $000s)
Beginning Balance at 5/31/13	$1,304
Net Realized Gain/Loss	(5,008)
Change in Unrealized Gain/Loss	3,864
Purchases	153
Sales	(106)
Transfers In	1,397
Transfers Out	—

Ending Balance at 5/31/14	$1,604

Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

At May 31, 2014, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
Guggenheim Canadian Energy Income ETF	$60,151,087	$5,546,117	$(1,111,158)	$4,434,959
Guggenheim China Real Estate ETF	27,195,245	557,198	(4,449,883)	(3,892,685)
Guggenheim China Small Cap ETF	278,132,342	19,125,823	(57,964,270)	(38,838,447)
Guggenheim Frontier Markets ETF	123,809,176	7,616,993	(24,614,528)	(16,997,535)
Guggenheim International Multi-Asset Income ETF	34,951,535	2,685,127	(823,313)	1,861,814
Guggenheim Shipping ETF	123,297,688	12,608,579	(3,740,810)	8,867,769
Guggenheim Timber ETF	239,360,805	51,710,170	(8,641,814)	43,068,356

Tax components of accumulated earnings as of May 31, 2014, were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains (Accumulated Capital & Other Losses)	Unrealized Appreciation (Depreciation)
Guggenheim Canadian Energy
Income ETF	$—	$(83,918,881)	$4,435,164
Guggenheim China Real Estate ETF	218,801	(13,503,793)	(3,892,674)
Guggenheim China Small Cap ETF	1,800,365	(42,847,295)	(38,838,614)
Guggenheim Frontier Markets ETF	1,809,486	(36,610,727)	(16,997,535)
Guggenheim International
Multi-Asset Income ETF	—	(35,283,708)	1,863,646
Guggenheim Shipping ETF	1,367,665	(6,728,452)	8,868,200
Guggenheim Timber ETF	2,761,706	(44,526,948)	43,070,732

At May 31, 2014 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
Fund	Income/(Loss)	Gain/(Loss)	Capital
Guggenheim Canadian
Energy Income ETF	$(92,523)	$(490,747)	$583,270
Guggenheim China Real
Estate ETF	5,604	2,171,808	(2,177,412)
Guggenheim China
Small Cap ETF	501,962	(3,313,280)	2,811,318
Guggenheim Frontier
Markets ETF	—	2,704,917	(2,704,917)
Guggenheim International
Multi-Asset Income ETF	401,750	(14,102,929)	13,701,179
Guggenheim Shipping ETF	219,585	(10,371,043)	10,151,458
Guggenheim Timber ETF	(1,241,082)	(10,793,374)	12,034,456

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2014 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$1,376,379
Guggenheim China Real Estate ETF	1,049,720
Guggenheim China Small Cap ETF	5,497,350
Guggenheim Frontier Markets ETF	3,454,980
Guggenheim International Multi-Asset Income ETF	2,871,907
Guggenheim Shipping ETF	1,425,100
Guggenheim Timber ETF	3,906,000

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$189,681
Guggenheim International Multi-Asset Income ETF	135,093

The tax character of distributions paid during the year ended May 31, 2013 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$2,182,941
Guggenheim China Real Estate ETF	1,381,280
Guggenheim China Small Cap ETF	4,003,500
Guggenheim Frontier Markets ETF	4,819,580
Guggenheim International Multi-Asset Income ETF	5,238,200
Guggenheim Shipping ETF	852,200
Guggenheim Timber ETF	2,441,450

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$125,469

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

At May 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

	Expires	Expires	Expires	Expires	Expires	Unlimited	Unlimited	Capital Loss
	in 2015	in 2016	in 2017	in 2018	in 2019	Short-Term	Long-Term	Carryforward
Guggenheim
Canadian Energy
Income ETF	$—	$—	$3,622,034	$12,656,635	$713,500	$47,327,656	$19,599,056	$83,918,881

Guggenheim
China Real
Estate ETF	—	—	—	4,375,466	6,818,237	678,844	1,631,246	13,503,793

Guggenheim
China Small
Cap ETF	—	—	—	5,907,224	—	1,463,904	35,476,167	42,847,295

Guggenheim
Frontier Markets ETF	—	—	241,589	3,686,218	364,152	5,944,054	26,374,714	36,610,727

Guggenheim
International
Multi–Asset
Income ETF	—	434,730	2,191,498	3,876,528	2,491,614	16,389,044	9,900,294	35,283,708

Guggenheim
Shipping ETF	—	—	—	—	—	1,678,109	5,050,343	6,728,452

Guggenheim
Timber ETF	—	—	3,822,255	17,944,749	1,561,810	12,923,951	8,274,183	44,526,948

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended May 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount Utilized
Guggenheim China Small Cap ETF	$4,435,793

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2014, none of the Funds incurred nor will elect to defer any current year post-October losses.

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 6 – Investment Transactions:
For the year ended May 31, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$39,859,287	$40,295,548
Guggenheim China Real Estate ETF	2,932,048	3,332,098
Guggenheim China Small Cap ETF	63,988,175	65,175,692
Guggenheim Frontier Markets ETF	21,462,092	22,778,196
Guggenheim International Multi-Asset Income ETF	53,348,010	54,794,228
Guggenheim Shipping ETF	16,497,088	15,021,595
Guggenheim Timber ETF	13,672,231	12,294,732

For the year ended May 31, 2014, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$3,706,585	$23,379,262
Guggenheim China Real Estate ETF	228,934	24,062,595
Guggenheim China Small Cap ETF	69,557,632	90,910,901
Guggenheim Frontier Markets ETF	3,195,491	22,896,433
Guggenheim International Multi-Asset Income ETF	31,706,923	125,461,272
Guggenheim Shipping ETF	100,515,972	36,465,809
Guggenheim Timber ETF	33,311,394	34,405,152

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 9 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

Subsequent to May 31, 2014, the Board of Trustees declared the following distributions payable on June 30, 2014 to shareholders of record on June 26, 2014. The distribution rates per share were as follows:

Income
Fund	Distribution
Guggenheim Canadian Energy Income ETF	$0.101
Guggenheim International Multi-Asset Income ETF	0.165
Guggenheim Shipping ETF	0.258

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2014

The Board of Trustees and Shareholders of Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, and Guggenheim Timber ETF (seven of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective seven portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at May 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2014

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 69

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2014

Federal Income Tax Information
In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2014.

The Trust’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim Canadian Energy Income ETF intends to designate $256,770 of foreign withholding on foreign source income of $1,706,213.

Guggenheim China Small Cap ETF intends to designate $122,293 of foreign withholding on foreign source income of $4,307,107.

Guggenheim Frontier Markets ETF intends to designate $377,339 of foreign withholding on foreign source income of $2,387,996.

Guggenheim International Multi-Asset Income ETF intends to designate $93,223 of foreign withholding on foreign source income of $1,829,281.

Guggenheim Shipping ETF intends to designate $113,706 of foreign withholding on foreign source income of $2,015,250.

Guggenheim Timber ETF intends to designate $207,533 of foreign withholding on foreign source income of $4,842,588.

The Trust’s investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim Canadian Energy Income ETF	100.00%	0.00%
Guggenheim China Real Estate ETF	0.00%	0.00%
Guggenheim China Small Cap ETF	9.90%	0.00%
Guggenheim Frontier Markets ETF	63.05%	0.00%
Guggenheim International Multi-Asset Income ETF	19.14%	0.00%
Guggenheim Shipping ETF	62.90%	3.45%
Guggenheim Timber ETF	74.50%	31.09%

Trustees(a)
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	86	None.
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	82	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc. (2004- present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	82
Current: Mercator Minerals Ltd. (2013-present); Zincore Metals, Inc. (2009-present).

Former: First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

70 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	82	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	88	Current: Director, Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	82	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	85	Former: Bennett Group of Funds (2011-2013).

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	214	Current: Delaware Life (2013- present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

Officers
The Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 71

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Former: Secretary of certain funds in the Fund Complex.
Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Derek D. Maltbie (1972)	Assistant Treasurer	Since 2011
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual Fund Administration, Van Kampen Investments, Inc. (1995-2005).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate General Counsel, Guggenheim Funds Services, LLC, and affiliates (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002- 2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

72 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST 2	May 31, 2014

Claymore Exchange-Traded Fund Trust 2 (the “Trust”) was organized as a Delaware statutory trust on June 8, 2006, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the “Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), GFIA is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of Guggenheim providing services to the Funds and other registered investment companies for which GFIA or an affiliate serves as investment adviser (“Guggenheim Funds”); (ii) descriptions of various functions performed by Guggenheim for the Guggenheim Funds, including the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding compliance and regulatory history for GFIA, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA. In addition, Guggenheim’s response included information comparing the investment performance, tracking error, advisory fee and total net expense ratio (and/or unitary fee, as applicable) of each Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), the audited financial statements of GFIA, and information about Guggenheim’s compliance and risk management programs.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds as exchange-traded funds (“ETFs”), and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable

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distinctions between certain Funds and the applicable peer group identified in the FUSE reports, including with respect to Guggenheim S&P Global Water Index ETF (CGW), Guggenheim China Technology ETF (CQQQ), Guggenheim Timber ETF (CUT), Guggenheim Canadian Energy Income ETF (ENY), Guggenheim Frontier Markets ETF (FRN), Guggenheim China Small Cap ETF (HAO), Guggenheim International Multi-Asset Income ETF (HGI), Guggenheim Shipping ETF (SEA), Guggenheim Solar ETF (TAN) and Guggenheim China Real Estate ETF (TAO).

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional 12-month term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all Guggenheim Funds, including the Funds, such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In addition, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.

The Committee also noted the distinctive nature of the Funds, as ETFs, each of which generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on investment returns of each Fund and its applicable benchmark and the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year, three-month and since-inception periods as of December 31, 2013, as applicable. In this regard, the Committee took into account Guggenheim’s belief that tracking error is the appropriate measure of performance for index-benchmarked Funds. Further to this point, the Committee noted Guggenheim’s statement that it examines the tracking error on a monthly and quarterly basis for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error;

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and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that fully replicates all the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing-related issues and currency conversion sources.

In the course of its review of performance, excess returns and tracking error data, the Committee considered management’s views and explanation of the performance, tracking error and tracking error trends for certain Funds, including the following:

Guggenheim Canadian Energy Income ETF (ENY): The Fund’s tracking error for the five-year, three-year and one-year periods is higher than the peer group median. Until more recently, the Fund tracked an index that shifted its focus between Canadian energy income stocks and oil sands stocks. Guggenheim anticipates that the Fund’s new index should be more practical for replication purposes.

Guggenheim China Small Cap ETF (HAO): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the three- and one-year periods ended December 31, 2013, the only periods with comparable data.

Guggenheim China Real Estate ETF (TAO): The Fund’s tracking error was within range of the median for its peer group for the one-year period ended December 31, 2013, and equal to or less than the median for the five- and three-year periods ended December 31, 2013.

Guggenheim China Technology ETF (CQQQ): The Fund’s peer group contains only one other fund. The Fund outperformed its peer for the one-year and three-month periods ended December 31, 2013 and slightly underperformed its peer for the three-year period ended December 31, 2013.

Guggenheim Frontier Markets ETF (FRN): Aspects of the Fund’s benchmark index methodology and construction preclude the Index ETF from geographic allocations that have more recently favored the performance of its peers.

Guggenheim International Multi-Asset Income ETF (HGI): The Fund’s investment mandate is broader than the peer group and extends to REITs, MLPs, Royalty Trusts and closed-end investment companies. The Fund’s holdings in preferred shares and closed-end funds may also have an impact on tracking error, particularly during rebalance periods. The Fund’s tracking error is less than the peer group median for the one-year period and is equal to the median for the five- and three-year periods ended December 31, 2013.

Guggenheim S&P Global Water Index ETF (CGW): The Fund’s tracking error is less than that of its peers for the one-year period ended December 31, 2013, the only comparable period available in the report.

Guggenheim Shipping ETF (SEA): The Fund’s exposure is purely Global Shipping, while its peer group consists of competitors that are more broadly domestic Transportation or Industrials focused. The Fund’s tracking error is lower than the peer group average and median for the three- and one-year periods ended December 31, 2013.

Guggenheim Solar ETF (TAN): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the five-, three- and one-year periods ended December 31, 2013. The Committee also noted Guggenheim’s statement that the most impactful variable in the Fund’s tracking error has been securities lending revenues earned, which has caused notable upside performance relative to the underlying index.

Guggenheim Timber ETF (CUT): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the five-, three- and one-year periods ended December 31, 2013.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee and total net expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fee and expense ratio for each Fund and noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds (as identified earlier), making “peer” comparisons less relevant.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the

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revenues received by Guggenheim Investments from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended, and ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser’s affiliate, Rydex Fund Services, LLC, from serving as administrator provide Guggenheim with additional revenue for the Funds without a unitary fee structure. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional 12-month term.

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TRUST INFORMATION	May 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Legal Counsel
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Donald C. Cacciapaglia
Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Guggenheim Funds
Investment
Advisors, LLC
Chicago, IL

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon
New York, NY
Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Investments website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $160 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of each Fund’s portfolio, except the Guggenheim Shipping ETF and Guggenheim China Real Estate ETF, are Michael P. Byrum, CFA, and James R. King, CFA. Messrs. Byrum and King have managed those Funds’ portfolios since December 2013. The portfolio managers who are currently responsible for the day-to-day management of the Guggenheim Shipping ETF and Guggenheim China Real Estate ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Messrs. Byrum and King have managed those Funds’ portfolios since December 2013. Ms. Gao has managed those Funds’ portfolios since January 2014.

Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Funds and reviews the activities of the portfolio managers of the Funds. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst, ETF Portfolio Management of Guggenheim Investments, and joined Guggenheim Investments in December 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 11 separate exchange-traded “index funds” as of May 31, 2014. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/14)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
ETF-002-AR-0514

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Robert B. Karn III. Mr. Karn is an "independent" Trustee as defined in this Item 3 of Form N-CSR. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting Firm, which included an understanding of generally accepted accounting principles ("GAAP") in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $66,780 and $66,261 for the fiscal years ending May 31, 2014, and May 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending May 31, 2014, and May 31, 2013, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $58,092 and $61,900 for the fiscal years ending May 31, 2014, and May 31, 2013 respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2014, and May 31, 2013, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
•	Federal, state and local income tax compliance
•	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Section V.B.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $58,092 and $61,900 for the fiscal years ending May 31, 2014, and May 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:     /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   August 8, 2014

By:      /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   August 8, 2014